Exhibit 10.2
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

AMENDMENT NUMBER 30

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 30 (“Amendment No. 30”) to Special Business Provisions MS-65530-0016 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Seller”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Seller and Boeing may be referred to individually as “Party” or jointly as the “Parties”.
RECITALS

A.
Boeing and Seller are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any Amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The Parties now seek to amend the SBP to incorporate the agreements set forth in the Collective Resolution Memorandum of Understanding executed by the Parties on August 1, 2017.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

1.	The list of “Amendments” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

AMENDMENTS
Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/2011	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL
16	NULL

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL
19	NULL

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba

25	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/17/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, 737 NG / MAX Vapor Barrier Agreement, updates to Attachments 1 and 9	3/31/2017	B. Edwards K. Clark

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

28	Revisions to Attachment 29, 777X NRE Agreement	6/22/2017	K. O'Connell C. Green

29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	7/20/2017	D. Blaylock E. Bossler

30
Collective Resolution Sustaining Pricing and Provisions Agreement (Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.)
		9/22/2017	B. Edwards B. Wilson

2.	The SBP is hereby amended by deleting the list of “Attachments” within the Sustaining SBP and replacing it in its entirety with a new SBP list of Attachments as follows:
ATTACHMENTS

Attachment 1        Work Statement and Pricing
Attachment 1A    737 AOE door SOW
Attachment 1B    747-8 Nacelle SOW
Attachment 1C    Reserved

Attachment 1D	MAX Composite Inner Wall SOW
Attachment 2        Production Article Definition and Contract Change Notices
Attachment 3        Reserved
Attachment 4        Additional Statement of Work
Attachment 5        Rates and Factors
Attachment 6        Lead Time Matrix (Accel/Decel)
Attachment 7        Indentured Priced Parts List and POA Pricing
Attachment 8        Seller Data Submittals
Attachment 9        Non-Recurring Agreements
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Support
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    Reserved
Attachment 14    Production Article Delivery Schedule
Attachment 15    Model Mix Constraint Matrix
Attachment 16    Boeing Furnished Material/Boeing Provided Details
Attachment 17    Reserved
Attachment 18    Reserved

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 19    Reserved
Attachment 20    Reserved
Attachment 21    Commodity Listing and Terms of Sale
Attachment 22    Abnormal Escalation

Attachment 23	767-2C SOW

Attachment 24	Anti-Lobbying Certificate

Attachment 25	737 Max Titanium Inner-Wall Work Transfer SOW

Attachment 26	737 Derailment

Attachment 27	737 MAX Non-Recurring Agreement

Attachment 28	Reserved

Attachment 29	777X Non-Recurring Agreement

Attachment 30	737 NG / MAX Vapor Barrier Agreement

Attachment 31	Annual Shipset Production Rate-Based Adjustment

3.	The SBP is hereby amended by deleting SBP Section 4.1 “Recurring Price” and replacing it in its entirety as follows:
4.1       Recurring Price
The Price of Recurring Products is set forth in SBP Attachment 1 and includes the total price for all work under this SBP, subject to any applicable adjustment under SBP Section 7.0. Prices shall be firm fixed priced through the end of the Pricing Period as defined in SBP Attachment 1. In addition, SBP Attachment 1 pricing is subject to adjustment for Abnormal Escalation as provided in SBP Attachment 22.
Follow-on pricing subsequent to the Pricing Period will be negotiated in accordance with the terms set forth in SBP Attachment 1 and applicable provisions of the SBP and GTA.  The Parties will negotiate pricing in good faith based on then-prevailing domestic market conditions for 41 sections (all programs), 737 fuselage, 737/777 struts & nacelles and then-prevailing global market conditions for all other Products.

4.	The SBP is hereby amended by deleting SBP Section 4.1.1 “Interim Extension Pricing” and replacing it in its entirety as follows:

4.1.1       Interim Extension Pricing Indices

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

The following indices shall be used in establishing interim pricing for Seller’s current work and future Derivatives under this SBP (except for [a] the work covered by Attachment 1B 747-8 Nacelle SOW, and [b] the work covered by Attachment 1D MAX Composite Inner Wall SOW, both of which shall be governed by the respective composite percentages and indices specified therein).
A.        Material - [*****]
B.        Labor - [*****]
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
Approximately forty-five days before the end of the Pricing Period and on approximately the same date of each year thereafter until such time as a resolution on pricing has been achieved, Boeing will use the above referenced indices to calculate the appropriate escalation factor based on actual index growth for the previous twelve (12) months using a composite of [*****].  Then current SBP Attachment 1 pricing will be revised to include this escalation factor for deliveries in the following year.

5.	The SBP is hereby amended by deleting SBP Section 5.1.1 “Invoicing Requirements” and replacing it in its entirety as follows:
5.1.1    Invoicing Requirements
Seller shall submit separate invoices for items other than Pay from Receipt items (as defined in Section 5.1.5) for each applicable Order.
Materials purchased by Seller from Boeing shall be satisfied by Boeing issuing a debit against Seller's account as follows:
In the case of Boeing Provided Details (as defined in Attachment 16), debits will be issued by Boeing to Seller.
For all other materials, including materials purchased from Boeing’s Accommodation Sales group, debits will be issued by Boeing on the (net) fifteenth (15th) day from the scheduled delivery date. If the debit amount exceeds the amount outstanding on the Seller’s account, Boeing will notify Seller and Seller will pay such amount upon receipt of such notification.

6.	The SBP is hereby amended by deleting SBP Section 5.2 “Recurring Payment” and replacing it in its entirety as follows:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

5.2    Recurring Payment
Unless otherwise provided under written agreement between the Parties, payments shall be paid in immediately available funds net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller) for all shipments prior to [*****]. Payment for all subsequent shipments, unless otherwise provided under written agreement between the Parties, shall be paid in immediately available funds net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller).  In the event the Seller is able to implement net [*****] payment terms prior to [*****], Seller shall notify Boeing and Boeing shall make such change. Except in the case of an Order requiring Pay-From Receipt, the date of payment is calculated from the later of (a) the date the items are delivered to Boeing at its manufacturing site, (b) the date of receipt of a correct and valid invoice or (c) the scheduled delivery date of such Product.  Payment shall be done electronically as mutually agreed.  Boeing agrees to promptly notify Seller if it receives an invoice Boeing believes to be incorrect.
All Payments are subject to adjustment for shortages, credits and rejections.

7.	The SBP is hereby amended by deleting SBP Section 5.2.1 “Non-Recurring Payment” and replacing it in its entirety as follows:

5.2.1 Non-Recurring Payment
Except as otherwise agreed to in writing by the Parties, Non-Recurring Non-Tooling payments shall be paid in immediately available funds net [*****] calendar days after receipt by Boeing of a correct and valid invoice prior to [*****]. Payment for all subsequent Non-Recurring Non-Tooling payments, unless otherwise provided under written agreement between the Parties, shall be paid in immediately available funds net [*****] calendar days after receipt by Boeing of a correct and valid invoice. In the event the Seller is able to implement net [*****] payment terms prior to [*****], Seller shall notify Boeing and Boeing shall make such change.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Non-Recurring Tooling payments shall be paid in immediately available funds net  [*****] calendar days after receipt by Boeing of both a correct and valid invoice and, where required, a completed and approved certified tool list (CTL), (whichever is later) prior to [*****]. Payment for all subsequent Non-Recurring Tooling payments, unless otherwise provided under written agreement between the Parties, shall be paid in immediately available funds net [*****] calendar days after receipt by Boeing of a correct and valid invoice and, where required, a completed and approved certified tool list (CTL), (whichever is later). In the event Seller is able to implement net [*****] payment terms prior to [*****], Seller shall notify Boeing and Boeing shall make such change.
Timing for non-recurring engineering, product development and test payments for Derivatives shall be tied to specific events as non-recurring effort progresses, which events shall not be limited to first shipset delivery and receipt by Boeing. Schedule of specific events to be mutually agreed upon for each engineering development effort (i.e. 25%, 50%, and 90% engineering release).

Future Product Development Projects will be supported up to forty (40) hours (includes technical consultation and the development of ROM work statement and schedules as required) before Seller is eligible for compensation under the Technical Services Agreement (TSA) or this SBP.

Attachment 4 contains the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1. All costs associated with Seller Engineering responsibility are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

To maintain, repair, sustain, and replace Boeing’s Tooling and to provide certain capital property, plant, and equipment (excluding leasehold improvements and real property) required to support Seller’s activities under this Agreement, Boeing shall pay to Seller forty five million five hundred thousand dollars ($45,500,000) in 2007, an additional one hundred and sixteen million one hundred thousand dollars ($116,100,000) in 2008, and an additional one hundred and fifteen million four hundred thousand dollars ($115,400,000) in 2009 for such Tooling and property, plant, and equipment costs. Within each such year, the payments are to be made in equal quarterly installments within 15 days following each Invoice Date (as defined below) and shall not be affected by the amount of costs set forth in the written list of costs delivered to Boeing on such Invoice Date pursuant to the following paragraph.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

By March 15, June 15, September 15, and December 15 (each an “Invoice Date”) of each of 2007, 2008, and 2009, Seller will deliver to Boeing a written list of any Tooling and capital property, plant, and equipment (excluding leasehold improvements and real property) acquired after the Effective Date and prior to such Invoice Date (and not previously paid for by Boeing under this provision), and the costs thereof, the aggregate amount of which costs does not exceed the amount of the payment due within 15 days following such Invoice Date . Pursuant to the terms of Section 3.3.4.6, upon payment by Boeing, Boeing will acquire title to and ownership of the Tooling and property, plant and equipment described in such list free of liens, claims or rights of any third party.
In the event Boeing acquires title to and ownership of any property, plant and equipment from Seller pursuant to this Section 5.2.1, Seller shall continue to have the right to use such property, plant and equipment to the same extent it had such right prior to such acquisition by Boeing, without paying any additional consideration to Boeing, and the Parties shall undertake in good faith to enter into any documentation necessary to evidence such right. In addition, to the extent movable, any such property, plant and equipment acquired by Boeing shall remain at Seller's facility subject to the terms of the Agreement, including Boeing’s rights under GTA sections 12.0 and 13.0 and SBP section 34.0, and Seller shall have the right to move any such movable property, plant and equipment in accordance with its use thereof and with the terms of the Agreement.
If Boeing acquires title to and ownership of any property, plant and equipment pursuant to this Section 5.2.1, then paragraphs (1) and (2) are also applicable.

(1)
Seller shall bear the risk of loss and shall provide at no cost to Boeing on Boeing’s behalf as the owner thereof, control, accountability, care, storage, maintenance, and insurance for such property, plant and equipment to the same extent Seller generally provides such services with respect to property, plant and equipment owned by Seller; it being understood, however, that Boeing as the owner thereof bears the economic burden of any applicable depreciation and obsolescence for such property, plant and equipment;

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

(2)
Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of Boeing, in respect of any property, plant and equipment, to which Boeing acquires title to and ownership of pursuant to this Section 5.2.1.

To the extent Seller did not incur Tooling or capital property, plant, and equipment (excluding leasehold improvements and real property) costs prior to any Invoice Date which were not previously paid for by Boeing under this provision, in an amount equivalent to the amount paid by Boeing within 15 days following such Invoice Date, the excess amount shall be allocated to other assets not owned by Boeing, in a manner to be mutually determined by Buyer and Seller at that time. For the avoidance of doubt, Boeing will acquire title to and ownership of the other assets to which the excess amounts are allocated free of liens, claims or rights of any third party, provided that such excess amounts allocated are equal to the book value of such other assets.

8.	The SBP is hereby amended by deleting SBP Section 7.2 “Change Pricing Criteria” and replacing it in its entirety as follows:

7.2	Change Pricing Criteria

The following Change pricing thresholds will apply to all Changes:
Recurring Price:
An equitable adjustment (either debit or credit) shall be negotiated and incorporated into the applicable SBP Attachment 1 recurring Non-Discounted Price and all pricing within the respective SBP Attachment 1 columns as shown in the 737 NG / MAX Change Pricing Criteria Table listed below (as applicable) if both of the following conditions are met:

a.
For Engineering Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part or for Statement of Work allocation Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part (see note 1 below), and

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

b.	The recurring price impact for each individual Change exceeds [*****] per year based on then current requirements forecasted for the following calendar year.

Note 1: For Statement of Work allocation changes only there is an annual cumulative cap of [*****]. The annual cumulative cap will begin January 1st of each year and end December 31st of each year. This cap will re-set to zero at the beginning of each year and only new Statement of Work allocation changes falling below the [*****] threshold will be applied against this cap. The value attributable to each change will be as negotiated by the Parties and Seller agrees to provide information to Boeing for these Change proposals consistent with the terms of this SBP for any and all assertions believed to contribute towards the [*****] cap.
For clarity, negotiated changes to Attachment 1 737 NG / MAX recurring pricing will be applied to the Attachment 1 Non-Discounted Prices and all columns will be adjusted as shown in the Table below.

737 NG / MAX Change Pricing Criteria Table:

Non-Discounted Price (Post Change)				Column D	Column E
Y+X	(Y+X)*(1-Z)	(Y+X)*(1-Z)	(Y+X)*(1-Z)	(Y+X)*(1-Z)	(Y+X)*(1-Z)

X = Change Value
Y = Non-Discounted Price (Pre Change)
Z = Applicable columns on Attachment 1 Table 1: 737 NG / MAX Discount Structure

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Non-Recurring
An equitable adjustment will be made by Boeing to Seller for non-recurring if both of the following conditions are met:

a.	The non-recurring price impact for each individual Change exceeds [*****], and

b.	The non-recurring Change is associated with a new statement of work (not for current configuration of parts defined in Attachment 1 as of June 16, 2005.

9.	The SBP is hereby amended by adding a new SBP Section 7.5.2 “737 Rate [*****]” as follows:
7.5.2    737 RATE [*****]
Seller will increase its production rate on the 737 Program to [*****] and then [*****] APM in accordance with Boeing’s direction and in accordance with SBP Section 7.5.

10.	The SBP is hereby amended by deleting SBP Section 8.0 “Governing Quality Assurance Requirements” and replacing it in its entirety as follows:
8.0    GOVERNING QUALITY ASSURANCE REQUIREMENTS
In addition to those general quality assurance requirements set forth in the GTA, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10.
Seller agrees to work with Boeing to align on information required to support Boeing’s obligations to the FAA with respect to work transfers and implement an appropriate periodic review cadence.

11.	The SBP is hereby amended by deleting SBP Section 12.11 “Subcontracting” and replacing it in its entirety as follows:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

12.11    SUBCONTRACTING
During the term of this SBP, Seller agrees to work with Boeing to identify and implement opportunities to introduce into its sub-contract base substantial changes in manufacturing procedures, manufacturing technology, process specifications, and alternate sourcing to lower cost subcontractors. Seller and Boeing shall periodically review the implementation of these opportunities and evaluate the sharing of cost savings in accordance with SBP Section 7.6.
In addition to the provisions of GTA Section 28.1, for subcontracts in excess of [*****] in value, subcontracting activities are subject to Boeing review and approval. Boeing approval is not to be unreasonably withheld, conditioned, or delayed.
This SBP Section 12.11 shall apply in lieu of the first sentence of the 2nd paragraph of GTA Section 28.0.

12.	The SBP is hereby amended by deleting SBP Section 12.13.1.1 “ATA Stringers” and replacing it in its entirety as follows:

12.13.1.1 ATA Stringers
Pricing for ATA Stringer parts are [*****] priced through the pricing period as defined in SBP Attachment 16. The pricing for ATA Stringers in SBP Attachment 16 reflects production pricing only and is not applicable for replacement of parts damaged by Seller.
The Parties mutually agree that equitable compensation may be recovered for [*****].
Boeing is responsible for all [*****] associated with Boeing Airplane Program changes including Derivatives and Boeing initiated production changes that lead to new [*****].
Seller is responsible for all Non-recurring and Recurring costs associated with Seller dictated changes, including part numbers or configurations generated to support Seller unique requirements, those not dictated by Boeing, e.g. modification work, rejections or any SP (special part). One-time non-recurring lot charge of [*****] will apply to each Seller SP. Non-recurring tooling costs associated with SP will be included in the SP recurring price.
Boeing is not liable for costs incurred by Seller as a result of Boeing MRB actions related to BPD ATA Stringers or Seller rejections of Boeing produced BPD ATA Stringers.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Pricing for ATA Stringer parts, during the Pricing Period and the Interim Pricing Period, shall be reduced by (and to the same extent as) those Price adjustments and discounts applicable to any Products identified in SBP Attachment 1 which utilize ATA Stringer parts.

13.	The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit A.

14.	The SBP is hereby amended by deleting SBP Attachment 1B and replacing it in its entirety with a new SBP Attachment 1B, attached hereto as Exhibit B.

15.
The SBP is hereby amended by deleting SBP Attachment 1C “Model 777-200LRF (Freighter) Rigid Cargo Barrier” in its entirety and replacing it with a new SBP Attachment 1C denoted as “Reserved”, attached hereto as Exhibit C.

16.
The SBP is hereby amended by deleting SBP Attachment 1C “MAX Composite Inner Wall SOW 1C”, and replacing it in its entirety as a new SBP Attachment 1D “MAX Composite Inner Wall SOW”, attached hereto as Exhibit D.

17.
The SBP is hereby amended by deleting SBP Attachment 10 Section A10.2.10 “Relocation/Subcontract Notification (Puget Sound only)” and replacing it in its entirety with a new SBP Attachment 10 Section A10.2.10, attached hereto as Exhibit E.

18.
The SBP is hereby amended by deleting the 737 Maximum Production Rate and Model Mix Constraint matrix contained in SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” and replacing it in its entirety with a new SBP Attachment 15 737 Maximum Production Rate and Model Mix Constraint Matrix, attached hereto as Exhibit F.

19.
The SBP is hereby amended by deleting SBP Attachment 16 “Boeing Provided Details (BPD) and Supplier Banked Material (SBM)” and replacing it in its entirety with a new SBP Attachment 16, attached hereto as Exhibit G.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

20.
The SBP is hereby amended by deleting SBP Attachment 20 “Quantity Based Price Adjustment Formula” and replacing it in its entirety with a new SBP Attachment 20 denoted as “Reserved”, attached hereto as Exhibit H.

21.	The SBP is hereby amended by deleting SBP Attachment 22 “Abnormal Escalation” and replacing it in its entirety with a new SBP Attachment 22, attached hereto as Exhibit I.

22.	The SBP is hereby amended by deleting SBP Attachment 27 “737 MAX Non-Recurring Agreement” and replacing it in its entirety with a new SBP Attachment 27, attached hereto as Exhibit J.

23.
The SBP is hereby amended by deleting SBP Attachment 28 “737/747/7671[sic]777 Pricing Agreement through 2015” and replacing it in its entirety with a new SBP Attachment 28 denoted as “Reserved”, attached hereto as Exhibit K.

24.	The SBP is hereby amended by deleting SBP Attachment 29 “777X NON-RECURRING AGREEMENT” and replacing it in its entirety with a new SBP Attachment 29, attached hereto as Exhibit L.

25.	The SBP is hereby amended by adding a new SBP Attachment 31 “Annual Shipset Production Rate-Based Adjustment”, attached hereto as Exhibit M.

26.
Entire Agreement. Except as otherwise indicated, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 30. This Amendment No. 30 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 30, and this Amendment No. 30 supersedes all previous agreements, including, but not limited to, the Collective Resolution Memorandum of Understanding, dated August 1, 2017, between the Parties relating to the subject matter of Amendment No. 30, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 30.

27.
No Admission of Liability. No Precedential Value. The Parties acknowledge that this Amendment No. 30 reflects a compromise resolution by the Parties of certain claims and that nothing contained in this Amendment No. 30 constitutes or will be construed as an acknowledgement or admission of liability or absence of liability in any way on the part of the Parties, each of which expressly denies any liability or wrongdoing in connection with such claims, and the Parties agree not to issue any public statement or comment to the contrary. The Parties agree that this Amendment No. 30, and the terms and conditions hereof, including without limitation the figures used to reach all pricing and payment figures herein, will have no precedential value and therefore will not be used in support or defense of any other claim arising from the Parties’ contracts.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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28.	Governing Law. This Amendment No. 30 will be governed by the laws of the state of Washington exclusive of Washington’s conflict of laws principles.

29.
Order of Precedence. In the event of a conflict between the terms of this Amendment No. 30 and either the SBP or GTA, the terms of this Amendment No. 30 shall have precedence with respect to the subject matter of this Amendment No. 30.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 30 as of the last date of execution set forth below.

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Breanna Edwards	By:	/s/ William Wilson

Name:	Breanna Edwards	Name:	William Wilson

Title:	Procurement Agent	Title:	Senior Manager

Date:	9-22-2017	Date:	9-22-2017

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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MS-65530-0016
Amendment No. 30

EXHIBIT A TO SBP AMENDMENT NO. 30
SBP ATTACHMENT 1
WORK STATEMENT AND PRICING
(Reference SBP Sections 3.2.1, 3.3.4.1, 3.4.4, 4.1, 4.1.1, 4.8.2, 7.2, 7.2.1, 7.10.1, 12.6.1, 12.13.1.1, 18.0, Attachment 31)

1.	RECURRING PRICING PERIOD

a)
Non-Discounted Price means the pricing prior to application of production rate-based discounts, if such discounts are applicable. Non-Discounted Prices are subject to Changes in accordance with SBP Section 7.0. Non-Discounted Prices are listed in SBP Attachment 1 Exhibit(s) B.1, B.2, C.1, C.2, D.1, D.2, F.1 and F.2.

i.	In the event there is an error in the calculation of Prices contained in this SBP Attachment 1, the Parties shall correct said Prices.

b)	The pricing as set forth in sections 2 through 5 and section 7 below are for the pricing period January 1, 2016 through December 31, 2022 (the “Pricing Period”).

c)	The pricing on and after January 1, 2023 will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to January 1, 2023.

i.
Pricing on and after January 1, 2023 for 737 NG / MAX will take into account market dynamics, productivity improvements and other cost reductions resulting from increases in rates above [*****] APM, if Boeing is then producing at such rates.

d)
In the event the Parties are unable to agree on follow-on pricing prior to the end of the Pricing Period, interim pricing will take effect and continue thereafter until the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1. The period between the end of the Pricing Period and the establishment of follow-on pricing shall be defined as the “Interim Pricing Period”.

e)	Interim Pricing Reconciliation:
The Parties agree to reconcile the pricing set forth in this SBP Attachment 1 for the Pricing Period with the interim pricing paid by Boeing to Seller from January 1, 2016 to December 31, 2017 in two phases:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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i.
Boeing and Seller will validate and agree on phase i amounts for Seller shipments from January 1, 2016 through October 1, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

ii.
Boeing and Seller will validate and agree on phase ii amounts for Seller shipments from October 2, 2017 through December 31, 2017. The applicable Party shall make payment within [*****] days of validating the reconciled amount.

f)	Annual Shipset Production Rate-Based Adjustment:

i.	All Shipsets (excluding 767-2C) delivered by Seller to Boeing during the Pricing Period and any subsequent Interim Pricing Period shall be subject to the calculation set forth in SBP Attachment 31.

2.	737 NG / MAX and P-8 RECURRING PRICING
737 NG / MAX and P-8 pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing). Exhibit B (737 NG / MAX and P-8 Product Pricing Roll Up) is an accurate summary of Exhibit B.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit B shall not be used for placing orders or calculating thresholds. Exhibit B shall be updated concurrently with any updates to Exhibit B.1.

a)	737 NG / MAX and P8 Pricing

Table 1 - 737 NG / MAX Discount Structure
Column A	Column B	Column C	Column D	Column E
[*****]% discount*	[*****]% discount*	[*****]% discount*	[*****]% discount*	[*****]% discount*
*discount applicable to Non-Discounted Price

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

For the avoidance of doubt, pricing in SBP Attachment 1 Exhibit B.1 (737 NG / MAX and P-8 Detailed Part List Pricing excluding Loose Ship Parts and VSA Wing Kits) and Exhibit B.2 (737 NG / MAX and P-8 Loose Ship Parts and VSA Wing Kits Pricing) includes the applicable production rate-based discounts referenced in the above Table 1 - 737 NG / MAX Discount Structure.
For clarity, the 737 P-8 will be used to calculate 737 production rates; however, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 P-8 Products. In addition, the production rate-based discounts specified in SBP Attachment 1 Table 1 above do not apply to the 737 MAX Composite Inner Wall (CIW; reference SBP Attachment 1D), which is included within the 737 MAX Thrust Reverser Prices listed in SBP Attachment 1 Exhibit B.1.

Table 2 - 737 Pricing Reference Table
Production Rate	2016	2017	2018	2019	2020	2021	2022
[*****]	Col A	Col A	Col B	Col C	Col D	Col E	Col E
[*****] through [*****]	Col A	Col A	Col B	Col C	Col D	Col E	Col E
Less than [*****]	Col A	Col A	Col B	Col B	Col B	Col B	Col B

i.
The pricing referenced in Table 2 (737 Pricing Reference Table) shall take effect for deliveries on and after January 1st of each year following the year in which the applicable rate is achieved and held, except as noted in sections 2.a)vi and 2.a)vii below.

ii.
In the event Boeing does not achieve and hold rate [*****] in 2018, pricing listed in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period (starting January 1, 2018) until Boeing does so.

iii.
In the event Boeing achieves and holds rate [*****] but does not achieve and hold rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply for the remainder of the Pricing Period until Boeing does so; provided, if rates drop below rate [*****], pricing in Column B of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held. Further, if rates drop to between rate [*****] and rate [*****], after initially achieving rate [*****], pricing in Column C of SBP Attachment 1 Exhibit B.1 and B.2 shall apply until such time as rate [*****] is achieved again and held.

iv.
In the event a new or adjusted Master Schedule is released in accordance with the SBP, which slides implementation of production rate [*****] beyond 2018 or production rate of [*****] beyond 2019 or requires any production rate reductions, the Parties agree to update SBP Attachment 1 Exhibit A and determine applicable Prices.

v.
Should an update to Prices be required as set forth in the preceding clause (iv), the Parties shall use the appropriate pricing column from SBP Attachment 1 Table 2 to determine the correct Price within [*****] calendar days of when an update is determined to be necessary. In the event reconciliation is required, the Parties will

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Amendment No. 30

reconcile to the applicable Pricing for that given year and an applicable retroactive payment will be made within [*****] days after the end of the then current calendar year.

vi.
In the event 737 production rates increase to [*****] after calendar year 2018, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column B until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C, except as provided in SBP Attachment 1 Section 2.a)iii.

vii.
In the event 737 production rates increase to [*****] after calendar year 2019, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column C until the month after rate [*****] is achieved. At that time, the pricing for 737 Products will be the pricing referenced in SBP Attachment 1 Exhibit B.1 and B.2 Column D (if the then current year is 2020) or SBP Attachment 1 Exhibit B.1 and B.2 Column E (if the then current year is 2021 or 2022), except as provided in SBP Attachment 1 Section 2.a)iii.

viii.	Examples:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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	2019	Achieving rate [*****] in 2019
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	C	C	C	C	C	C	C	C	C	C	C	C

	2020	Holding rate [*****] throughout 2020 (assumes rate [*****] achieved in 2019)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	D	D	D	D	D	D	D	D	D	D	D	D

	2020	Reducing from rate [*****] to rate [*****] after rate [*****] is achieved (assumes rate [*****] achieved in 2019)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	D	D	D	D	D	C	C	C	C	C	C	C

	2021	Holding rate [*****] throughout 2021 (assumes rate [*****] achieved in 2019 or 2020)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	E	E	E	E	E	E	E	E	E	E	E	E

	2022	Assumes ramp to rate [*****] in 2022 or re-achieving rate [*****] in 2022 after a decrease to [*****] prior to 2022
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
737 Fuselage Deliveries	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Column	C	C	C	C	C	C	C	C	E	E	E	E

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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b)	737 Interim Pricing

i.
If the Parties are unable to reach agreement on follow-on pricing before January 1, 2023, Boeing will pay interim pricing from January 1, 2023 as defined within Table 3 737 Interim Pricing Reference Table. The Non-Discounted Price and the Prices in columns A, B, and C in SBP Attachment 1 Exhibits B.1 and B.2 shall be escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1 (for clarity, columns D and E of said Exhibits are not applicable during the Interim Pricing Period). The 737 P-8 will be included in 737 production rates, however, Table 3 below does not apply to the 737 P-8 Products (reference SBP Attachment 1 Section 3) or 737 MAX CIW (reference SBP Attachment 1D), which is included within the 737 MAX Thrust Reverser Prices listed in SBP Attachment 1 Exhibit B.1.

Table 3 - 737 Interim Pricing Reference Table
737 Production Rate	2023	2024
Less than [*****] APM	Col A	Col A
[*****] - [*****] APM	Col B	Col A
[*****] APM and Above	Col C	Col B

ii.
In addition, Boeing agrees to pay Seller $[*****] per year escalated or de-escalated according to the indices with a base year of 2017 (including the weighting and timing of the indices) provided in SBP Section 4.1.1. This payment shall be made annually on [*****], starting the first year of interim pricing, or a pro rata portion of this payment will be made on or about the date of determination of pricing. These payments will not be subject to any reconciliation or retroactive adjustment.

iii.
Notwithstanding the interim pricing set forth in this Section, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.

iv.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

c)	Additional 737 MAX Pricing:

i.
The Parties agree to negotiate a delta price for the 737-8200 MAX based on the 737-8 MAX configuration through Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)i and 2.d)ii, and the Prices listed in Attachment 1 Exhibit(s) B.1 and B.2 . Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-8 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-8200 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

i.
The Parties agree to negotiate a delta price for the 737-10 MAX based on the 737-9 MAX configuration through 737-9 Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)iii and 2.d)iv below and the Prices listed in Attachment 1 Exhibit B.1 and B.2. Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-9 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-10 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

ii.	The Parties agree, pricing for all 737 MAX minor models shall utilize the same production rate-based discount methodology as described in SBP Attachment 1 Section 2.a) and 2.b).

d)	Changes to 737 MAX Pricing prior to respective ATCs:

i.	737-8 Pricing:

Pricing for the 737-8 Products listed in SBP Attachment 1 Exhibit(s) B.1 and B.2 reflect configuration “IWS Revision [*****]”. Seller shall provide a recurring pricing change proposal for the collective MAX Changes in configuration from IWS Revision [*****] to the configuration incorporating all Changes directed prior to [*****]. The recurring pricing change proposal, to be known as “Post Rev [*****]”, shall be submitted no later than [*****] and shall be negotiated by the Parties no later than [*****]. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-8 are not subject to thresholds as described in SBP Section 7.2.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

ii.	Post Rev [*****]:

The Post Rev [*****] recurring settlement contemplated in Section 2.d)i above, will be applied to MAX Product Pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2 for the 737-8.

iii.	737-9 Pricing:

After Post Rev [*****] has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-9 MAX Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in configuration from [*****] to the configuration incorporating all Changes directed prior to 737-9 ATC. The recurring pricing change proposal, to be known as “737-9 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-9 ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-9 ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-9 are not subject to thresholds as described in SBP Section 7.2.

iv.	737-9 Post Rev [*****]:

The 737-9 Post Rev [*****] recurring settlement contemplated in Section 2.d)iii above will be applied to 737-9 MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

v.	737-7 (7150) Pricing:

After Post Rev [*****] has been settled above in 2.d)i, the Parties agree to apply such amount to the 737-7 (7150) MAX SBP Attachment 1 Exhibit(s) B.1 and B.2 pricing reflecting all Changes directed up to [*****]. Seller shall provide a recurring pricing change proposal collectively for all Changes in configuration from [*****] to the configuration incorporating all Changes directed prior to 737-7 (7150) ATC. The recurring pricing change proposal, to be known as “737-7 Post Rev [*****]”, shall be submitted no later than [*****] days after 737-7 (7150) ATC is achieved and shall be negotiated by the Parties no later than [*****] days after 737-7 (7150) ATC. The Parties agree that SBP Attachment 27 is still in effect and is not impacted by this

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

Section. For the avoidance of doubt, all Changes directed prior to ATC for the 737-7 (7150) are not subject to thresholds as described in SBP Section 7.2.

vi.	737-7 Post Rev [*****]:

The 737-7 Post Rev [*****] recurring settlement contemplated in Section 2.d)v above will be applied to 737-7 (7150) MAX Product pricing listed in this SBP Attachment 1 Exhibit(s) B.1 and B.2.

vii.	Any other 737 MAX minor models will follow the same approach as specified in this Section 2.d) and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

e)	Changes to 737 MAX Pricing Post ATC

i.	737-8 Pricing

a.
Seller will submit a separate change proposal for Changes directed subsequent to 737-8 ATC through [*****] by no later than [*****]. The Parties agree to negotiate the proposal within [*****] days of submittal.

b.	The Parties agree SBP Attachment 27 shall not apply to Changes directed post ATC for the 737-8.

c.	The Parties agree all Changes directed post 737-8 ATC will be in accordance with SBP Section 7.0.

ii.	737-9 Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-9 Changes directed post ATC for the 737-9.

b.	The Parties agree all Changes directed post 737-9 ATC will be in accordance with SBP Section 7.0.

iii.	737-7 (7150) Pricing

a.	The Parties agree SBP Attachment 27 shall not apply for 737-7 (7150) Changes directed post ATC for the 737-7 (7150).

b.	The Parties agree all Changes directed post 737-7 (7150) ATC will be in accordance with SBP Section 7.0.

iv.	Any other 737 MAX minor models will follow the same approach as specified in this Section and added to SBP Attachment 1 Exhibit(s) B.1 and B.2.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

3.	737 P-8 INTERIM PRICING
During the Interim Pricing Period, interim pricing for 737 P-8 shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 3, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

4.	747 RECURRING PRICING

a)	747 Pricing Period

747 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit C.1 (747 Detailed Part List Pricing excluding Loose Ship Parts, Section 44 Lower Lobe, and Fixed Leading Edge (FLE)) and Exhibit C.2 (747 Loose Ship Parts, Section 44 Lower Lobe, and FLE Pricing). Exhibit C (747 Product Pricing Roll Up) is an accurate summary of Exhibit C.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit C shall not be used for placing orders or calculating thresholds. Exhibit C shall be updated concurrently with any updates to Exhibit C.1.

b) 747 Interim Pricing Period
During the Interim Pricing Period, interim pricing for 747 shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Notwithstanding the interim pricing set forth in this Section 4.b), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

5.	767 RECURRING PRICING (EXCLUDING 767-2C)

a)	767 Pricing Period

767 Product pricing for the Pricing Period is listed in SBP Attachment 1 Exhibit D.1 (767 Detailed Part List excluding Loose Ship Parts) and Exhibit D.2 (767 Loose Ship Parts). Exhibit D (767 Product Pricing Roll Up) is an accurate summary of Exhibit D.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit D shall not be used for placing orders or calculating thresholds. Exhibit D shall be updated concurrently with any updates to Exhibit D.1.

b) 767 Interim Pricing Period (Excluding 767-2C)
During the Interim Pricing Period, interim pricing for 767 shall be determined for the applicable 767 minor models (excluding 767-2C) using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 5.b), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Amendment No. 30

6.	767-2C RECURRING PRICING

Pricing for the 767-2C (Tanker) Products is listed in SBP Attachment 1 Exhibit(s) E.1 (767-2C Propulsion Product Pricing) and E.2 (767-2C Section 41 Product Pricing). The pricing period and other terms and conditions unique to 767-2C statement of work are defined in SBP Attachment 23.

7.	777 RECURRING PRICING (EXCLUDES 777X)

a)	777 Pricing Period

777 Product pricing (excluding 777X) for the Pricing Period is listed in SBP Attachment 1 Exhibit F.1 (777 Detailed Part List Pricing excluding Loose Ship Parts and Floor Beams (excludes 777X)), and Exhibit F.2 (777 Loose Ship Parts and Floor Beams Pricing (excludes 777X)). Exhibit F (777 Product Pricing Roll Up (excludes 777X)) is an accurate summary of Exhibit F.1 for Boeing internal forecasting purposes only. For the avoidance of doubt, Exhibit F shall not be used for placing orders or calculating thresholds. Exhibit F shall be updated concurrently with any updates to Exhibit F.1.

For clarity, pricing excludes 777X. The Parties agree 777X pricing will be agreed to and incorporated via separate amendment.

b) 777 Discount for 777 300ER, 200LR, and 200F Aircraft
To assist Boeing in its marketing and sales opportunities for units unsold as of [*****], Seller will provide a discount of [*****] on each of Boeing’s unsold 777 300ER, 200LR, and 200F aircraft to be built and delivered by Seller to Boeing. The aggregate discount shall not exceed [*****]. For the purpose of administrative convenience, the discount of [*****] shall be paid in increments as defined below:

•	[*****] to be paid on or about [*****]*

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]**

•	[*****] to be paid on or about [*****]***

*Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
**Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
***Representing the last [*****] applicable Shipsets shipped by Seller in the [*****]
In the event that the 777 production rate is reduced below [*****] APM, the Parties will review and modify the payments set forth above as appropriate. For the avoidance of doubt, no discounts shall be applied prior to [*****] or later than [*****]. At such time as the full [*****] is recovered by Boeing or at the end of the Pricing Period, the Parties shall jointly review this discount concept and potential future applicability.

c) 777 Interim Pricing Period
During the Interim Pricing Period, interim pricing for 777 shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1. For clarity, the baseline for which the interim pricing will be calculated for 777 shall not include the [*****] discount per aircraft as described in Section 7.b) above.
Notwithstanding the interim pricing set forth in this Section 7.c), the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

8.	NON-RECURRING PRICING:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

a)	Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****] expenditures by Seller, as follows:

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1.

b)
Boeing agrees to pay Seller a fixed sum of $[*****] to support 737 rate [*****] APM [*****] expenditures, which the Parties agree includes 737-8 rate tooling* (only from rate [*****] up to and including [*****]), 737-9 rate tooling* (only from rate [*****] up to and including [*****]), 737 CIW rate tooling* (only from rate [*****] up to and including [*****]), 737-8200 rate tooling* (only up to and including rate [*****]), 737-7 (7150) rate tooling* (only up to and including rate [*****]), and 737-10 rate tooling* (only up to and including rate [*****]). Payments shall be made as follows:

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

•	[*****] paid no later than [*****]

*Based on SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” as of the Effective Date of SBP Amendment No. 30.

i.	Boeing shall issue purchase orders no later than [*****] days prior to the above dates.

ii.	Seller will submit CTLs for rate [*****] tooling, starting [*****]. The above payments in this section are not contingent upon CTL submittal by Seller or approval by Boeing.

iii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1.

iv.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

v.	Upon completion of all CTLs, Seller will notify Boeing that all CTLs have been submitted.

vi.
SBP Attachment 1 Exhibit G identifies the rate tooling settlements that are and are not included within the $[*****] fixed sum payment set forth in this Section 8.b). For the avoidance of doubt, SBP Attachment 27 does not apply to the $[*****] fixed sum payment set forth in this Section 8.b).

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

SBP Attachment 1 Exhibit A Based on 737 Master Schedule [*****]

C/L	Exhibit B.1 and B.2 Pricing Column	Fuselage FOB
[*****] [39 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit B
737 NG / MAX and P-8 Product Pricing Roll Up

Product	Model	MMC	Non - Discounted Pricing	Column A	Column B	Column C	Column D	Column E
737 Fuselage	P8	[*****]
737-700, -700ER IGW
737-700BBJ, AEW&C IGW
737-700C, -700BBJ Convertible
737-800, -800BBJ
737-900ER, -900BBJ
737-7, -7BBJ
737-8, -8BBJ
737-9, -9BBJ
737 Strut	737 Strut P8
737 Strut NG
737 Strut MAX
737 Nacelle	737 TR P8
737 TR NG
737 TR MAX with CIW
737 TR MAX CIW

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit B.1
737 NG / MAX and P-8 Detailed Part List Pricing
Excludes Loose Ship Parts and VSA Wing Kits

Model	End Item Number	Description	MMC	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E
[*****] [5 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit B.2
737 NG / MAX and P-8 Loose Ship Parts and VSA Kit Pricing

Model	End Item Number	Description	Non-Discounted Price	Column A	Column B	Column C	Column D	Column E
[*****] [60 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit C
747 Product Pricing     Roll Up
Excludes Loose Ship, Section 44 Lower Lobe, and Fixed Leading Edge (FLE) Parts

Product	Model	MMC	Non-Discounted Price
747 S41	747-8P	[*****]	[*****]
	747-8F	[*****]	[*****]
747 Strut	747-8 Strut	[*****]	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit C.1
747 Detailed Part List Pricing
Excludes Loose Ship Parts

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****] [2 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit C.2
747 Loose Ship Parts, Section 44 Lower Lobe, and FLE Pricing

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****] [33 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit D
767 Product Pricing Roll Up
Excludes Loose Ship Parts

Product	Model	MMC	Non-Discounted Price
767 S41	767F	[*****]	[*****]
767 Strut	767 Strut GE	[*****]	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit D.1
767 Detailed Part List Pricing (Excludes Loose Ship Parts)

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit D.2
767 Loose Ship Parts Pricing

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****] [7 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit E.1
767-2C Propulsion Product Pricing
(Reference SBP Attachment 23)

End Item Number	End Item Description	CCN 6650 (Units 1-3)	CCN 6650 Unit 4	CCN 6650 (Units 5-23)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit E.2
767-2C Section 41 Product Pricing
(Reference SBP Attachment 23)

End Item Number	End Item Description	(Units 1-4)	(Units 5-23)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit F
777 Product Pricing Roll Up (excludes 777X)
Excludes Loose Ship Parts and Floor

Model	MMC	Non-Discounted Pricing
777-300ER	[*****]	[*****]
777-200LR	[*****]	[*****]
777F	[*****]	[*****]
777 Strut GE115	[*****]	[*****]
777 Nacelle GE115	[*****]	[*****]
300ER-200LR-200F Slats		[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit F.1
777 Detailed Part List Pricing (excludes 777X)
Excludes Loose Ship Parts and Floor Beams

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****] [3 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Attachment 1 Exhibit F.2
777 Loose Ship Parts and Floor Beams Pricing (excludes 777X)

Model	End Item Number	Description	MMC	Non-Discounted Price
[*****] [11 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

SBP Attachment 1 Exhibit G
737 MAX Rate Tooling Settlements ([*****] to [*****] APM)

737-8	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference Pricing Settlement CCN 10657 dated 02/06/2017
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 section 8.b)

737-9	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 section 8.b)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737-7 (7150) and 737-8200	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
737-7 (7150) Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)
737-8200 Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)

737 MAX CIW	Composite Inner Wall (CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 27
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference Pricing Settlement CCN 10657 dated 02/06/2017
Rate Tooling to support above [*****] APM up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)

737-10	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Rate Tooling to support up to and including [*****] APM	Reference SBP Attachment 1 Section 8.b)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT B TO SBP AMENDMENT NO. 30

SBP Attachment 1B

Recitals

WHEREAS, Boeing and Seller entered into a Memorandum of Agreement dated August 28, 2007 (“MOA” for purposes of this SBP Attachment 1B) for the model 747-8 propulsion work;

WHEREAS, the Parties intended, and established within the MOA, that the nacelle portion of the statement of work in the MOA would be governed by the prospective agreement Special Business Provisions MS-65520-0049;

AND

WHEREAS, the Parties never completed negotiation of or executed MS-65520-0049;

NOW, therefore, the Parties wish to establish terms and conditions by which certain 747-8 nacelle work will be governed by SBP MS-65530-0016.

The statement of work for 747-8 Nacelle listed in this SBP Attachment 1B (Nacelle SOW 1B) is subject to all terms and conditions of SBP MS-65530-0016 and Amendment 5 thereto, except as otherwise specified in this SBP Attachment 1B.

As of the effective date of SBP Attachment 1B, one Non-Recurring milestone payment remains as agreed in MOA 6-5630-MEG07-003, Attachment 2. The remaining milestone payment for [*****] has not been paid and is due at first aircraft delivery to the Customer.

Nacelle SOW 1B
[*****]

[*****]

[*****]

[*****]

Any reference to SBP Attachment 1 Work Statement and Pricing in this SBP is applicable to the Nacelle SOW 1B with the following exceptions:

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

1.	With reference to SBP Section 3.2 Period of Performance, the wording in section 3.2 is superseded in its entirety by the following for the parts listed in this SBP Attachment 1B:

The period of performance for this work statement is [*****] through [*****] at which time Boeing has no further obligation to procure Attachment 1B statement of work from Seller. If a new 747 derivative airplane program is launched during this Period of Performance, Seller shall retain all rights included in this SBP Attachment 1B for that derivative airplane program.

[*****] prior to the end of the [*****] period of performance, Buyer will notify Seller of Buyers intent to either competitively bid the SBP Attachment 1B statement of work or negotiate pricing with Seller as a single source supplier.

2.	With reference to SBP Section 4.1 Recurring Price, wording in section 4.1 is superseded in its entirety by the following for the statement of work listed in this Attachment 1B:

The Price of Recurring Products is set forth in Attachment 1B of the SBP and includes the total Price for all baseline statement of work under this Attachment 1B, subject to any applicable adjustments under SBP Section 7.0. Change Provisions, pricing shall be included as an update to SBP Attachment 1 and SBP Attachment 7 Indentured Parts List and POA Pricing upon execution of this Amendment 1B.

747-8 Nacelle Shipset Pricing

The Nacelle shipset consists of [*****] Inlet, [*****] Fan Cowl and [*****] Exhaust Nozzle / Plug Kits. The [*****] Nacelle shipset baseline pricing shall be [*****]. Individual component pricing shall be [*****] for the Inlet, [*****] for the Fan Cowls and [*****] for the Exhaust Nozzle/Plug Kits. Per part Prices are contained in Exhibit A to this SBP Attachment 1B. For the avoidance of doubt, Exhibit A to SBP Attachment 1B will be used for the purposes of ordering and calculating thresholds.

For clarification purposes, the Pricing in the MOA in August 2007 is for the baseline statement of work, 314U800-01 Rev New dated December 6, 2006, and all Changes subsequent to the baseline statement of work are not included in the SBP Attachment 1B pricing set forth above.

If Buyer, [*****] prior to the [*****] Period of Performance end date has notified Seller of its intent to contract with Seller as a single source supplier, then [*****] prior to the end of the [*****] period of performance, Seller will propose pricing for the following [*****] or a period agreed upon by the Parties. The Parties will negotiate pricing in good faith based on then-prevailing market conditions for 747-8 Nacelle hardware.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

3.	With reference to SBP Section 4.1.1 Interim Extension Pricing, wording in section 4.1.1 is superseded in its entirety by the following for the statement of work listed in this SBP Attachment 1B:

If the Parties are unable to reach agreement on pricing by the date which is [*****] prior to [*****], then such matter shall be resolved pursuant to GTA Section 33.0. If any dispute for pricing continues after the period of performance then interim pricing shall be established. Interim pricing shall be the then current Attachment 1B Exhibit A Non-Discounted Price escalated annually using the indices outlined below. At such time as a resolution on pricing has been achieved, an appropriate debit or credit will be made retroactive to the day after the expiration of the period of performance of this Attachment 1B of the SBP.

A.	Material - [*****].

B.	Labor - [*****].
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
Boeing will use the above referenced indices to calculate the appropriate escalation factor based on actual index growth for the previous twelve (12) months using a composite of [*****]. Then current SBP Attachment 1 pricing will be revised to include this escalation factor for deliveries in the following year.

4.	Unless otherwise provided under written agreement between the Parties, payments shall be paid in accordance with SBP Section 5.2.

5.	Non-Recurring Tooling payment shall be paid in accordance with SBP Section 5.2.1.

6.
With reference to SBP Section 7.5 Schedule Acceleration/Deceleration and SBP Attachment 6 Lead Time Matrix, the 747-8 Nacelle Hardware listed in this Attachment 1B will be subject to the same 747 Strut / Nacelle (S/N) Lead Times, as outlined in Amendment 5 of SBP MS-65530-0016 Attachment 6, column 747.

7.
With reference to SBP Attachment 16 Boeing Provided Details and Supplier Banked Material, Attachment 16 will be updated to reflect the current GE115 Boeing Provided Details for installation on the Inlet.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

8.	With reference to SBP Attachment 20 Quantity Based Price Adjustment Formula, Attachment 20 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1B.

9.	With reference to SBP Attachment 22 Abnormal Escalation, Attachment 22 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1B.

The Parties acknowledge and agree that those provisions that have been amended in this Attachment 1B do not amend the same provisions for the rest of the Contract.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

SBP Attachment 1B Exhibit A

Major Model	End Item Number	Description	MMC	Non-Discounted Price	Comments	CCN
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit C to SBP Amendment NO. 30
Attachment 1C

RESERVED

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT D TO SBP AMENDMENT NO. 30
SBP Attachment 1D

Recitals

The statement of work for 737 MAX Composite Inner Wall listed in this SBP Attachment 1D (MAX Composite Inner Wall SOW 1D) is subject to all terms and conditions of SBP MS-65530-0016 as amended.

MAX Composite Inner Wall SOW

Part Numbers for this SOW will be defined by [*****], which is due to be published on [*****]. The content of [*****] is subject to mutual agreement of the Parties and will not represent any material change impacting Price to the unpublished version reviewed by both Parties that is dated [*****]. SOW represents Composite Inner Wall Panels, a Thermal Protection System, and changes to the interface and surrounding structure to accommodate installation to MAX Thrust Reverser based on IWS Rev [*****].
The Price shall be $[*****] per shipset and not subject to the [*****] set forth in SBP Attachment [*****] Section [*****] beginning with incorporation of the above-defined SOW at MAX line unit [*****] per Master [*****] [*****] and [*****]. Pricing is firm fixed through [*****], subject to adjustment beginning [*****]as defined herein.
Adjustment shall be calculated based on the actual index change for the previous twelve (12) months using a composite of [*****]. The indices to be used are as follows: [*****]. In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
Any reference to SBP Attachment 1 Work Statement and Pricing in this SBP is applicable to the MAX Inner Wall SOW 1D with the following exceptions:

1.	With reference to SBP Section 4.1 Recurring Price, Section 4.1 is replaced by the following only for the statement of work listed in this SBP Attachment 1D:

The Price of Recurring Products is set forth in SBP Attachment 1D includes the total Price for all baseline statement of work under this SBP Attachment 1D, subject to any applicable adjustments under SBP Section 7.0 Change Provisions. Pricing shall be included as an update to SBP Attachment 1 and SBP Attachment 7 Indentured Parts List and POA Pricing upon execution of this SBP Attachment 1D.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

The Parties acknowledge and agree that those provisions that have been amended in this SBP Attachment 1D do not amend the same provisions with regard to the rest of the Statement of Work under the SBP.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT E TO SBP AMENDMENT NO. 30
A10.2.10    Relocation/Subcontract Notification (Puget Sound only)
The Seller shall not relocate or subcontract any Category I or II work outside the U.S. without written Boeing acceptance. Boeing acceptance is not to be unreasonably withheld, conditioned, or delayed. Notification to Boeing should be made to the Procurement Agent who manages the Seller's contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions. Category I and II work is defined in FAA Order 8120.2, Appendix 4.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT F TO SBP AMENDMENT NO. 30 (NON-737 CONSTRAINTS UNCHANGED)
SBP Attachment 15
MAXIMUM PRODUCTION RATE
And MODEL MIX CONSTRAINT MATRIX
(Reference SBP Section 7.5.1)
737: Applicable [*****] Maximum Production Rates until rate [*****] implementation

Attachment 15
MODELS	Monthly	Wichita	STRUCTURES			Engines
	Production Protection Rate	Capacity	MIX	Units Separation	Skin Polish	PSD Protection	WCH Capacity
737	[*****] Units	[*****] Units				[*****]
[*****]
MAXIMUM Output @ [*****]/mo
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable [*****] Maximum Production Rates until rate [*****] implementation (continued)

NOTES: The number of [*****], and [*****] airplanes shown above reflect a total capability of [*****]. The number of [*****] airplanes shown above reflect a total capability of [*****]. The number of [*****] model airplanes which can be manufactured with a corresponding reduction in the number of [*****] models is [*****] with [*****] of separation between [*****] model units. Production capacity and combinations of [*****] and [*****] models are limited to a total of [*****] with [*****] of separation . The combinations in the matrix above reflect the number of [*****] airplanes that can be produced with a corresponding reduction in [*****] models.

NOTES: The maximum [*****] deliveries shown above reflect a total capability of [*****] with the following limitations:
Combined [*****] deliveries will never exceed a total [*****] and will be reduced inline with the [*****] implementation
Maximum combined [*****] deliveries shall not exceed [*****]
A minimum of [*****] of Separation [*****] between any [*****] deliveries of any [*****] will result in a corresponding reduction in the number of other [*****]
deliveries
[*****] deliveries are limited to [*****],
[*****] deliveries of [*****] and [*****] models are limited to a total of [*****] with at least [*****] of separation
The [*****] deliveries include all models of the [*****] aircraft (i.e. [*****])
Maximum Protection Rate will not go above [*****] ~~to~~ [*****] before [*****] (All dates below are Spirit FOB dates)
Combined Maximum Protection Rate for [*****]will not exceed [*****]prior to [*****]
Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****]prior to [*****]
Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****]prior to [*****]
Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****]prior to [*****]
Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****]prior to [*****]
Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****]prior to [*****]
Combined Maximum Protection Rate for [*****] models will not go above [*****]to [*****]prior to [*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable [*****] Maximum Production Rates until rate [*****] implementation

MAXIMUM PRODUCTION RATE
Models	Monthly Production Protection Rate	Units/M-Days Separation
[*****]
* Monthly Production Protection Rates are based on [*****].
**Subject to below model mix constraints [*****] deliveries of any [*****] will result in a corresponding reduction in the number of other models [*****]
     Table “[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])”
     Table “[*****] MODEL MIX CONSTRAINTS ([*****])”

[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])
Capacity	[*****]	[*****]	[*****]
[*****]

[*****] MODEL MIX CONSTRAINTS ([*****])
Capacity	[*****]	[*****]	[*****]
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable [*****] Maximum Production Rates until rate [*****] implementation (continued)
NOTES:
The maximum [*****] deliveries shown above reflect a total capability of [*****] with the following limitations:

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	A minimum of [*****]of Separation ([*****]) between any [*****]

•	[*****]must utilize the [*****] or [*****]

•	[*****]must utilize the [*****]

•	[*****]deliveries are limited to [*****]

•	At rate [*****]- [*****]of separation on [*****]between [*****]

•	[*****] deliveries of [*****]and [*****]models are limited to a total of [*****]

•	The [*****] deliveries include all models of the [*****] aircraft (i.e. [*****])

•	Maximum [*****] Protection Rate will not go above [*****]to [*****]before [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****] prior to [*****](Spirit FOB)

•	Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****] prior to [*****](Spirit FOB)

•	Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****] prior to [*****](Spirit FOB)

•	Combined Maximum Protection Rate for [*****]will not go above [*****]to [*****] prior to [*****](Spirit FOB)

•	Combined Maximum Protection Rate for [*****]will not go above [*****]prior to [*****](Spirit FOB for rate [*****])

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable Maximum Production Rates at rate [*****]

MAXIMUM PRODUCTION RATE
Models	Monthly Production Protection Rate	Units/M-Days Separation
[*****]
*[*****] and [*****] not available once [*****] is implemented
**Subject to below model mix constraint tables - [*****] deliveries of any [*****] will result in a corresponding reduction in the number of other models [*****]
         Table “[*****]MODEL MIX CONSTRAINTS (Airplanes with [*****])”
         Table “[*****]MODEL MIX CONSTRAINTS ([*****])”

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable Maximum Production Rates at rate [*****] (continued)

[*****] MODEL MIX CONSTRAINTS (Airplanes with [*****])
Capacity	[*****]	[*****]	[*****]
[*****]

[*****] MODEL MIX CONSTRAINTS ([*****])
Capacity	[*****]	[*****]	[*****]
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Applicable Maximum Production Rates at rate [*****] (continued)

[*****] Constraint Matrix; if rates drop below [*****] the constraints associated with [*****] still apply in the same fashion as if Boeing was still producing at [*****] (i.e., [*****]), and [*****], or [*****]) are available to be built in [*****].

NOTES:
The maximum [*****] deliveries shown above reflect a total capability of [*****] with the following limitations:

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	A minimum of [*****] of Separation [*****] between any [*****]

•	Maximum combined [*****] deliveries shall not exceed [*****]

•	[*****] must utilize the [*****]

•	[*****] cannot have more than [*****] scheduled on [*****] and cannot have more than [*****] in a consecutive [*****] span

•	[*****] must utilize the [*****]

•	[*****] deliveries are limited to [*****]

•	At rate [*****]-[*****] of separation on [*****] between [*****] and/or [*****]

•	[*****]deliveries of [*****] and [*****] models are limited to a total of [*****]

•	The [*****] deliveries include all models of the [*****] aircraft (i.e., [*****])

•	Maximum [*****] Protection Rate will not go above [*****] to [*****] before [*****] (Spirit FOB) unless otherwise agreed by both Parties

•	Combined Maximum Protection Rate for [*****] will not exceed [*****]prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

•	Combined Maximum Protection Rate for [*****] will not go above [*****] to [*****] prior to [*****] (Spirit FOB)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT G TO SBP AMENDMENT NO. 30

SBP ATTACHMENT 16
BOEING PROVIDED DETAILS (BPD)
AND SUPPLIER BANKED MATERIAL (SBM)
(Reference clause 12.13.1)
ATA Stringers Pricing Period of Performance

a)	Boeing Provided Details (BPD)
This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.
Seller shall provide Boeing with discrete schedules (lead-time away) which depicts Seller’s requirements for these parts.
Attachment 16 will continue to be updated / revised to reflect any additional identified BPD or work transfer activity.

b)	ATA Stringers Pricing
The pricing set forth in this Attachment 16 for ATA Stringers is from January 1, 2016 through December 31, 2022. For the purpose of this SBP Attachment 16, Non-Discounted ATA Stringer Price means the pricing prior to application of production rate-based discounts as described in SBP Attachment 1 Table 1. Non-Discounted ATA Stringer Prices are listed in SBP Attachment 16 Exhibit A.
The Parties agree the SBP Attachment 1 Table 2 (737 Pricing Reference Table) shall be utilized for ATA Stringers throughout the pricing period. Column pricing for ATA Stringer prices are identified in Attachment 16 Exhibit A.
For the avoidance of doubt, ATA Stringer pricing from January 1, 2016 through December 31, 2022 shall be subject to the same discount methodology as set forth in SBP Attachment 1 Section 2.a). Such ATA Stringer prices are reflected in SBP Attachment 16 Exhibit A.

c)	ATA Stringers Interim Pricing
ATA Stringer pricing on and after January 1, 2023 shall be subject to the same interim pricing methodology as set forth in SBP Attachment 1 Section 2.b), excluding 2.b)ii.

d)	737 ATA Stringer POA Pricing
The price for POA ATA Stinger requirements shall be the price for such products listed in this SBP Attachment 16 multiplied by a factor of [*****].

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

e)	Supplier Banked Material (SBM):
Requirements managed per Bonded Stores Agreement (BSA) dated
February 1, 2006.

SUPPLIER BANK MATERIAL (SBM)
Product Number	Program	Description	Quantity per S/S
[*****] [4 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

SBP Attachment 16 Exhibit A
ATA Stringer Pricing

Part Number	Description	Non-Discounted ATA Stringer Price	Column A	Column B	Column C	Column D	Column E
[*****] [78 Pages Omitted]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT H to SBP AMENDMENT NO. 30

SBP Attachment 20

RESERVED

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT I TO SBP AMENDMENT NO. 30
SBP ATTACHMENT 22
ABNORMAL ESCALATION
(Reference SBP 4.1)

1.
Prices for Recurring Products will be adjusted for Abnormal Escalation as provided below. In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year (“Abnormal Escalation”), the Prices for Recurring Products for the subsequent calendar year shall be adjusted by that percentage value which exceeds [*****]. Abnormal Escalation is calculated each year against the Prices for Recurring Products effective for that year and is not cumulative. The adjusted Prices for Recurring Products will revert back to the SBP Attachment 1 Prices for Recurring Products at the beginning of the subsequent calendar year.

Any prolonged extraordinary inflation would be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the Prices for Recurring Products will be determined by the following economic indices:
A.    Material - [*****].
B.    Labor - [*****].
Composite - [*****].

3.	Special Notes:
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Seller shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.
All calculations will be held to a six (6) decimal place level of precision.
Indices shall be pulled on [November 15th] of each year.

4.	Abnormal Escalation Formula:
Adjustments to the Prices for Recurring Products, if any, for the Pricing Period and any Interim Pricing Period shall be calculated as follows:
[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Where [*****]
A = Adjusted Prices for Recurring Products (20X2 Price)
B = Then current applicable pricing per SBP Attachment 1
IP = Percentage of composite index as compared to the previous year
MC = Current material index value (September 20X1)
MP = Previous year material index value (September 20X0)
LC = Current labor index value (3rd quarter 20X1)
LP = Previous year labor index value (3rd quarter 20X0)

5.	Example: Abnormal Escalation Price Increase
B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]
Since IP > [*****], clause is triggered

2009 Adjusted Price = [*****]
6. Example: Abnormal Escalation Clause Not Triggered
B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

IP = [*****]
Clause not triggered because (IP < [*****])

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT J TO SBP AMENDMENT NO. 30

SBP ATTACHMENT 27

737 MAX Non-Recurring Agreement
This SBP Attachment 27 incorporates the Memorandum of Agreement (“MOA”) that was entered into as of April 7, 2014 (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware Corporation with an office in Seattle, Washington ("Boeing"), acting by and through the Boeing Commercial Airplane business unit. Hereinafter, the Seller and Boeing may be referred to individually as a Party or jointly as Parties hereto.
RECITALS

A.
Boeing and Seller have entered into an agreement SBP-MS-65530-0016 (SBP), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) and all attachments and amendments thereto “Sustaining Contract" for Seller to provide product for current model aircraft and derivatives of those models.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the current production 737 model aircraft.

C.
Boeing is seeking to develop, design and manufacture an aircraft currently designated as the 737 MAX to be sold under the 737-7 (7150), 737-8, 737-9, 737-8200, and 737-10 designations (the “737 MAX Program”).

D.
Boeing and Seller entered into interim pricing agreements documented under Contract Change Notice(s) (CCN) 6818 and 8015 against the Sustaining Contract for a portion of the costs incurred for design, stress and manufacturing engineering for fuselage, wing, thrust reverser and pylon Statements of Work (SOW) through December 31, 2013, the remainder of such costs the parties wish to account for in Section 2.2 of this SBP Attachment 27.

E.
Boeing and Seller entered into an interim pricing agreement documented under CCN 7586 against the Sustaining Contract for a portion of the costs incurred for the [*****] Thrust Reverser Statement of Work, the remainder of such costs the Parties wish to account for in Sections 2.2 and 10.0 of this SBP Attachment 27.

F.
Boeing and Seller wish to establish non-recurring pricing based upon the provisions of the Sustaining Contract and this SBP Attachment 27 in support of Boeing’s 737 MAX Program for the 737-7 (7150), 737-8,737-9, 737-8200, and 737-10 MAX models.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.0	Applicability and Definitions

1.1	Applicability

1.1.1	This SBP Attachment 27 pertains only to the 737 MAX Program and does not alter any existing agreements relating to other items in the Sustaining Contract.

1.1.2	This SBP Attachment 27 only pertains to the non-recurring pricing for the 737 MAX Program.

1.1.3	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

1.2	Definitions

1.2.1	“Amended Type Certification” (ATC) means the date upon which type certificate amendment is received from the applicable regulatory body for the modified aircraft design.

1.2.2	“Baseline Statement of Work (BSOW)”: The total requirements set forth in Section 3.0 and Section 4.0 including any referenced Boeing specifications, documents, designs or manuals.

1.2.3	“[*****]”: The statement of work relating the titanium inner-wall for the aircraft described in the BSOW, which the Parties anticipate at this time to be performed by [*****].

1.2.4
“Initial Tooling”: All Tooling required for the first 737-8 Shipset unit and/or Engine Development Program (EDP) hardware, and such term shall subsequently apply to the 737-9, 737-7 (7150), 737-8200, 737-10 and the CIW.

1.2.5
“Non-Recurring-Non-Tooling Work”: Any Nonrecurring Work relating to the BSOW, other than Non-Recurring Tooling Work, including, but not limited to, design engineering, stress engineering, project manufacturing engineering, process manufacturing engineering, First Article Inspection, other IPT, and NC programming.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

1.2.6
“Non-Recurring Tooling Work”: Any Nonrecurring Work relating to Tooling under the BSOW, including, but not limited to, tool design, tool fabrication, assembly tooling, integration tooling, detail tooling, and rotable tooling, but replacement of Tooling at end of useful life is not included and is not dispositioned as part of this SBP Attachment 27. Non-Recurring Tooling Work includes Tooling work performed by Seller’s vendors.

1.2.7	[*****]: As applicable, the Initial Tooling [*****] Amount or the Rate Tooling [*****] Amount, in each case as set forth in Exhibit A.

1.2.8	“Rate Tooling”: All Tooling, other than the Initial Tooling, required to support the build rate for the 737-8, 737-9, 737-7 (7150), 737-8200, 737-10, and the CIW.

1.2.9
“Pre-Implementation Tooling”: Any tooling identified in Section 4.0 of Attachment 27 Baseline Statement of Work that is required prior to [*****] settlement for initial tools. CTLs for pre-implementation tooling will be included with initial tooling CTLs when they are submitted. Incentive [*****] calculations outlined in section 6.4 of this SBP Attachment 27 are not applicable to Pre-Implementation tooling until the final CTL for initial tooling is submitted.

2.0    Term and CCN Reconciliation

2.1	Effectiveness
This SBP Attachment 27 shall become effective on the Effective Date.

2.2	CCN Reconciliation
Within five (5) days of the Effective Date, Boeing will issue to Seller a Purchase Order to enable payment for the work performed by Seller in support of the 737-8 Aircraft during the period from [*****] through [*****], inclusive of [*****], in the amount of $[*****] and will pay such amount within net [*****] calendar days from receipt of invoice.

3.0	non-recurring-non-tooling Statement of Work

3.1
In performance of the BSOW, Seller shall perform to the applicable requirements and obligations set forth in the following documents in accordance with the delegated engineering requirements contained in the Sustaining Contract:

3.1.1
The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****]for 737-8, [*****] and [*****] for 737-7, [*****] for 737-9, [*****] for MAX 200, [*****] for MAX BBJ8, [*****] for MAX BBJ7, and [*****] for BBJ9 for Fuselage, Propulsion, and Wing Statements of Work.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

3.1.1.1	Fuselage Structures Design Decision Memo [*****] for 737-7 (7150) Tailskid design and build on the first 737-7 (7150) MAX shipset (currently planned to be line unit [*****]).

3.1.2	Fuselage Structures System Requirements and Objectives (SR&O) 737 MAX Document [*****], Structures Fuselage Criteria Document [*****], Propulsion Specification Documents [*****], [*****], [*****];

3.1.3	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, and listed in Exhibit [B] to this Attachment 27.

3.1.4
[*****], which is due to be published on [*****]. The content of [*****] is subject to mutual agreement of the Parties and will not represent any material change impacting Price to the unpublished version reviewed by both Parties that is dated [*****].

3.1.5 In the event Seller is unable to comply with any requirement, Boeing and Seller’s engineering representatives will work together to define a mutually agreeable solution.

3.2	Program Schedule Baseline: Program baseline schedules as contained in Exhibit D to this Attachment 27.

3.3	The Parties agree the documents set forth in this Section 3 are the versions existing as of the date of SBP Amendment No. 30.

4.0	non-recurring tooling Statement of Work
In performance of the BSOW, Seller shall perform to the requirements and obligations set forth in the following documents and in accordance with the tooling requirements contained in the Sustaining Contract:

4.1	The Tooling Baseline consists of:

4.1.1	CCD [*****], with proposed revisions, submitted with letter [*****];

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

4.1.2	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, associated with CCD [*****], as set forth in Exhibit [B] to this Attachment 27;

4.1.3	The Tooling List submitted by Seller, associated with CCD [*****] as set forth in Exhibit [C] to this Attachment 27;

4.1.4 The August 1, 2013 version of the 737MAX Baseline Master Phasing Plan MPP, [*****], initially dated [*****], as set forth in Exhibit [D] to this Attachment 27;

4.1.5
[*****], which is due to be published on [*****]. The content of [*****] is subject to mutual agreement of the Parties and will not represent any material change impacting price to the unpublished version reviewed by both Parties that is dated [*****]; and,

4.1.6 Modification of [*****] required to support Initial Tooling requirements for the 737MAX-10X Fuselage (“Pre-Implementation Tooling”).

4.2
For the avoidance of doubt, the BSOW referenced here is for the 737 MAX -8 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms and non-recurring price for the other 737 MAX minor models will be subsequently agreed and incorporated into this SBP Attachment 27 at a later date.

5.0	PAYMENT FOR Non-Recurring Non-Tooling WORK

In consideration for Seller’s performance of the Non-Recurring Non-Tooling statement of work identified in Section 3.0 and other mutual covenants set forth herein, the Parties agree to the following.

5.1	Payment

5.1.1
Boeing will reimburse Seller for all costs incurred less any rebates and discounts in performance of the Non-Recurring Non-Tooling Work up to [*****], including, but not limited to, [*****], all as set forth in Exhibit [E] to this Attachment 27.

5.1.2
Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring Non-Tooling Work up to Amended Type Certification for 737-7 (7150), 737-8, 737-9, 737-8200, 737-10, BBJ8, BBJ7, and BBJ9 [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

have not been previously invoiced. ([*****] invoice to be submitted upon signature of the MOA that is now this SBP Attachment 27).
Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.

▪	737-8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 05

▪	737-8 Wing Non-Recurring Non-Tooling Define PO 843951 item 03

▪	737-8 Pylon Non-Recurring Non-Tooling Define PO 849241 item 11

▪	737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 08

▪	737-9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 06

▪	737-9 Wing Non-Recurring Non-Tooling Define PO 843951 item 04

▪	737-9 Pylon Non-Recurring Non-Tooling Define PO 849241 item 12

▪	737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 09

▪	737-7 (7150) Fuselage Non-Recurring Non-Tooling Define PO 843948 item 07

▪	737-7 (7150) Wing Non-Recurring Non-Tooling Define PO 843951 item 05

▪	737-7 (7150) Pylon Non-Recurring Non-Tooling Define PO 849241 item 13

▪	737-7 (7150) Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 10

▪	737-8200 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 08

▪	737-8200 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	737-8200 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	737-8200 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

▪	MAX BBJ8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 09

▪	MAX BBJ8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ8 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ7 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 13

▪	MAX BBJ7 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ7 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ7 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 12

▪	MAX BBJ9 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	MAX BBJ9 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

▪	737 MAX CIW Non-Recurring Non-Tooling Define and Build PO 218899 item 01

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Build statements of work.

▪	737-8 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 01

▪	737-8 Wing Non-Recurring Non-Tooling Build PO 843952 item 01

▪	737-8 Pylon Non-Recurring Non-Tooling Build PO 843942 item 04

▪	737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 01

▪	737-9 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 02

▪	737-9 Wing Non-Recurring Non-Tooling Build PO 843952 item 02

▪	737-9 Pylon Non-Recurring Non-Tooling Build PO 843942 item 05

▪	737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 02

▪	737-7 (7150) Fuselage Non-Recurring Non-Tooling Build PO 843949 item 03

▪	737-7 (7150) Wing Non-Recurring Non-Tooling Build PO 843952 item 03

▪	737-7 (7150) Pylon Non-Recurring Non-Tooling Build PO 843942 item 06

▪	737-7 (7150) Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 03

▪	737-8200 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 04

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

▪	737-8200 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX

▪	737-8200 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX

▪	737-8200 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX”

5.1.3
Boeing will pay such invoices in accordance with SBP Section 5.2.1 after receipt of valid invoice and supporting data as defined in Exhibit [E] to this Attachment 27 along with a monthly description of significant accomplishments and work completed for the fuselage, wing, thrust reverser, pylon, and CIW statements of work. Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser, Pylon, and CIW.

5.2	Rates
For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

5.3	Cost Allocation
Seller agrees that the cost allocation methodology utilized to derive costs incurred as of the Effective Date of this SBP Attachment 27 will not change without prior review and concurrence from Boeing. In the event public accounting requirements change Seller’s cost allocation methodology the Parties will work together to resolve impacts.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

6.0	PAYMENT FOR Non-Recurring Tooling WORK
In consideration for Seller’s performance of the Non-Recurring Tooling statements of work identified in Section 4.0 and other mutual covenants set forth herein, the Parties agree to the following.

6.1	Payment

6.1.1
Boeing will reimburse Seller for all actual costs incurred less any rebates and discounts in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] as set forth in Exhibit [F] submittal form]; up to the [*****] values identified in Exhibit [A] for Initial Tooling and Rate Tooling by applicable minor model. The [*****] Amount in Exhibit [A] shall be deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) are submitted and approved. Upon submittal of all CTL records associated with each [*****] Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the [*****] Amount as set forth in Exhibit [A] to this Attachment 27.

6.1.2	Seller will invoice its costs for the Non-Recurring Tooling Work, [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced.

6.1.3
Boeing will pay such invoices in accordance with SBP Section 5.2.1 after receipt of valid invoice and supporting data as defined in Exhibit [F] to this Attachment 27, Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser, Pylon, and CIW work.

6.2	Rates
For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

6.3	Invoicing Requirements for Non-Recurring Tooling Work and Tooling Incentives
Seller will invoice Tooling separately by program (Fuselage, Wing, Thrust Reverser, Pylon) and by Initial Tooling and Rate Tooling, as applicable per Exhibit A to this Attachment 27, by 737-8, 737-9, 737-7 (7150), 737-8200, 737-10, and the CIW.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Tooling statements of work.

▪	737-8 Fuselage Initial Tools PO 843950X item 01

▪	737-8 Fuselage Rate Tools PO 860487 item 02

▪	737-8 Wing Initial Tools PO 843953 item 01

▪	737-8 Wing Rate Tools PO 860488 item 01

▪	737-8 Pylon Initial Tools PO 849243 item 03

▪	737-8 Pylon Rate Tools PO 860489 item 06

▪	737-8 Thrust Reverser Initial tools PO 849243 item 01

▪	737-8 Thrust Reverser Rate Tools PO 860489 item 05

▪	737-7 (7150) Fuselage Initial Tools PO XXXXXX item XX

▪	737-7 (7150) Thrust Reverser Initial Tools PO XXXXXX item XX

▪	737-7 (7150) Pylon Initial Tools PO XXXXXX item XX

▪	737-7 (7150) Wing Initial Tools PO XXXXXX item XX

▪	737-8200 Fuselage Initial Tools PO XXXXXX item XX

▪	737-8200 Thrust Reverser Initial Tools PO XXXXXX item XX

▪	737-8200 Pylon Initial Tools PO XXXXXX item XX

▪	737-8200 Wing Initial Tools PO XXXXXX item XX

▪	737-10 Fuselage Initial Tools PO XXXXXX item XX

▪	737-10 Thrust Reverser Initial Tools PO XXXXXX item XX

▪	737-10 Pylon Initial Tools PO XXXXXX item XX

▪	737-10 Wing Initial Tools PO XXXXXX item XX

▪	737-9 Fuselage Initial Tools PO 843950 item 05

▪	737-9 Thrust Reverser Initial Tools PO 849243 item 10

▪	737 MAX CIW Line unit [*****] Initial Tools PO 860489 item 04

▪	737-9 Initial Tool 2016 Incentive Payment PO 843950 item 06

▪	737 CIW line [*****] 2016 Incentive Payment PO 860489 item 07

▪	737-9 Initial Tool 2017 Incentive Payment PO 843950 item 07

▪	737 CIW line [*****] 2017 Incentive Payment PO 860489 item 08

▪	737-10X Fuselage Pre-Implementation Tools PO 218902 item 01

The Parties shall negotiate [*****] Amounts for Initial Tooling and Rate Tooling as applicable within [*****] from receipt of Seller’s fully supported proposal. Upon settlement the Parties will amend Exhibits A and C within [*****] to reflect the agreed pricing.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

6.4	Incentive Fee

6.4.1
Upon submittal of all CTL’s associated with each [*****] Amount set forth in Exhibit A ([*****]), if Seller’s actual costs incurred in the completion of such work are less than the [*****] Amount, and taking into account any adjustments to such [*****] Amount pursuant to Section 8.0 (Changes), then Boeing shall pay to Seller, in addition to the amounts due under Section 6.1 (Payment), an incentive fee equal to [*****] as amended from time to time and agreed to between the parties per section 6.7 ([*****]).

6.4.2
If an incentive is earned in accordance with 6.4.1, Boeing will provide a purchase order within [*****]. Upon receipt of valid invoice from Seller, Boeing will pay such invoices in accordance with SBP 5.2.1.

6.4.3
For the purposes of the [*****]Initial Tooling and the MAX CIW Line Unit [*****]tooling, Boeing shall pay to Seller an incentive fee of no more than [*****]. The total incentives will be calculated in accordance with Section 6.4.1 of this SBP Attachment 27, subject to the caps described above. The Parties agree that nothing in this Section 6.4.3 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee, whether via this SBP Attachment 27 or otherwise.

6.4.4
For the purposes of the [*****] Initial Tooling, Boeing shall not pay to Seller an incentive fee. The Parties agree that nothing in this Section 6.4.4 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee.

6.4.5
For the purposes of the [*****] and [*****] Initial Tooling, Boeing shall pay to Seller an incentive fee of no more than $[*****] in total. The total incentive will be calculated in accordance with Section 6.4.1 of this SBP Attachment 27, subject to the caps described herein. The Parties agree that nothing in this Section 6.4.5 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee, whether via this SBP Attachment 27 or otherwise.

6.5	Schedule
The implementation schedule for the Non-Recurring Tooling Work will be provided on Exhibit [C].
6.6     Capacity
The pricing applicable to the Non-Recurring Tooling Work described herein, as set forth in Exhibit [A] hereto, is based upon supporting a maximum quantity of [*****] Shipsets for the 737 aircraft per month in any of the specified combinations: [*****] per the agreed to transition plan Exhibit [H]. Nothing herein affects the downside rate protection concerning minimum

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

production rates set forth in Section IV c. (“Failure to Maintain Rate after FOB Dates”) of the Boeing - Seller Memorandum of Agreement dated March 9, 2012.
This SBP Attachment 27 does not govern 737-8 MAX Rate Tooling for rates above [*****], 737-9 MAX Rate Tooling for rates above [*****], CIW MAX Rate Tooling for rates above [*****], 737-7 (7150) MAX Rate Tooling up to and including rate [*****], 737-8200 MAX Rate Tooling up to and including rate [*****], and 737-10 MAX Rate Tooling up to and including rate [*****].
6.7     [*****] Amount Adjustments
6.7.1   If it is determined additional Tooling that is not driven by BSOW Change is required in excess of that set forth in the BSOW, all additional Tooling costs incurred to meet the requirements of initial build and rate, for the minor models and rates identified within Exhibit [A] to this SBP Attachment 27, will be assumed by Seller and the [*****] Amount shall not be adjusted.
6.7.2   If it is determined Seller can accomplish the requirements with less Tooling than that set forth in the BSOW, the [*****] Amount shall not be adjusted and the cost savings shall be administered in accordance with Section 6.4 (Incentive Fee).
6.7.3   For the sake of clarity, any Change from BSOW requested or driven by Boeing during the duration defined for Initial Changes shall constitute an Initial Change resulting in a commensurate adjustment to the [*****] Amount in accordance with Section 8.0. (Changes).

7.0	BUDGET TRACKING, MONTHLY ACTUALS, AND INVOICE RECONCILIATION

7.1	Monthly Actuals
Seller will provide monthly costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7 (7150), 737-8, 737-9, 737-8200, 737-10, BBJ7, BBJ8, BBJ9, and the CIW including, but not limited to, [*****], as set forth in Exhibit [E] along with a description of significant accomplishments and work completed for the fuselage, wing, thrust reverser and pylon statements of work.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

7.2    Budget Tracking

7.2.1
In conjunction with submittals of costs incurred, Seller will provide to Boeing its projected expenditures in connection with the performance of the Non-Recurring Non-Tooling Work for the succeeding [*****] period, in the form of the template set forth in Exhibit [E].

7.2.2	At the end of [*****], Boeing will issue its budget forecast for the Non-Recurring Non-Tooling Work for the succeeding [*****] period.

7.2.3	The Parties agree that regardless of any variances between such budgets and Seller’s costs, Boeing will continue to pay Seller in accordance with Section 5.1.

7.2.4	Weekly reporting requirements
If requested, Seller will provide incurred weekly headcount information by IPT and Job function for Non-Recurring Non-Tooling.

7.2.5	Budget Management
Boeing and Seller will utilize the [*****] and [*****], if applicable, forecast and actual information to manage the program budget.
Boeing and Seller will work together to jointly manage the Boeing budget through the identification and implementation of forecasted spend reduction opportunities.
7.3    Schedule Performance Monitoring

7.3.1	Boeing and Seller will utilize the Event Tracking And Control (“ETAC”) reporting system to track design/stress engineering performance.
7.3.2   Boeing and Seller will utilize the Spirit Compliance And Tracking (“SCAT”) system to track non-define performance.

7.4	Invoice Reconciliation

7.4.1
In the event that Boeing disputes any Seller invoice, including without limitation, the invoice set forth in Section 2.2 above, Boeing will pay Seller the invoiced amount by the applicable deadline, in accordance with Section 5.1 or 6.1 (Payment), as applicable, but may review Seller’s books, records and documentation relating to the disputed amounts, provided that such review is conducted at reasonable times at Seller’s facility and that the scope of such review will not extend to any books, records, documentation or other information that is not necessary to support such disputed amounts. As a result of such review, any mutually agreed payment adjustments will be made in [*****]. Should the Parties fail to come to mutual agreement within [*****] of notification pursuant to Section 7.4.3, the Parties will resolve such disputes per GTA section 33.0.

7.4.2
The Parties recognize that Seller may in some instances have confidentiality obligations to third parties which limit the amount or nature of data that can be provided in invoice reconciliation. In such event, the Parties shall work together to determine

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

a mutually agreeable solution which enables the provision of supporting data in Section 7.4.1 in a manner that is in compliance with Seller’s confidentiality obligations to third parties.

7.4.3	Boeing will have [*****]from the date the invoice is received to notify Seller of any exception to the actual costs listed in such invoice, otherwise the invoice will be deemed accepted.

8.0	Changes

8.1	In the event of any Change to the BSOW, directed by Boeing prior to Amended Type Certification as applicable to each MAX minor model (an “Initial Change”):
8.1.1 The Parties will negotiate a schedule adjustment and any applicable adjustment to an [*****] Amount in accordance with Section 8.3 of this SBP Attachment 27.

8.1.2
Costs associated with any revisions to the BSOWs that constitute a Change under Section 6 of the SBP and fall within the time period designated for Initial Changes, shall be addressed in accordance with 5.1.1 of this SBP Attachment 27 for Non-Recurring-Non-Tooling Work and 6.1.1 for Non-Recurring Tooling Work.

8.2
For clarification purposes, the change provisions of this SBP Attachment 27, rather than the change provisions in Section 7.0 of the SBP, will govern with respect to Initial Changes (provided, that the term “Change” as used herein, shall have the same meaning as that defined in the SBP, except as modified by this SBP Attachment 27), and equitable price adjustment with respect to Initial Changes will not be subject to the price thresholds described in Section 7.0 of the SBP. For each MAX minor model, Changes following the Initial Change period for such minor model shall be governed by the Sustaining Contract. For the avoidance of doubt Section 6.0 of the SBP shall apply except for the reference to Section 7.0 contained therein.

8.3	Change Negotiation Process

8.3.1
Following receipt of a direction from Boeing that constitutes a Change under this SBP Attachment 27, Seller will provide updated scope of work documents to Boeing, along with pricing submittals, identifying the associated cost and/or schedule impacts.

8.3.2
Within [*****] of receipt of such proposal, Boeing shall make a settlement offer to Seller. Following receipt of Boeing’s settlement offer, if the Parties are unable to reach agreement on an equitable adjustment within [*****], the negotiations shall be elevated to Senior Contracts Management for resolution.

8.3.3	Upon settlement the [*****] Amounts and/or schedule, this SBP Attachment 27 will be adjusted by Contract Change Notice (CCN) for all adjustments agreed in writing between the parties.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

9.0	Weight

9.1.	Seller acknowledges the importance of an end item weight for the Products it delivers to Boeing and agrees to follow diligent weight reduction practices during the design process.

9.2
Based on the BSOW, Seller will provide non-binding Advisory Weight Guidelines (AWG) for the Seller provided dry products. No weight requirement, (such as those referenced in any requirement document) other than the AWG are applicable.

9.3	Such AWGs do not constitute a weight requirement, and failure to achieve such AWGs shall not constitute a breach under this SBP Attachment 27 or the SBP

9.4	These AWGs are for the end item level and are for production units only.

9.5	In addition, the above AWGs require that adjustments to AWG values be assessed in conjunction with Initial Changes having a weight impact.

9.6	Seller will provide Status Weight reporting and Actual Weight reporting once monthly via agreed to format.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

10.0     [*****] STATEMENT OF WORK

10.1	The Parties continue to evaluate the transfer of the [*****] Statement of Work from Seller to Boeing.

10.2
Until such time as the transfer agreement has been executed, Seller will invoice Boeing [*****] for payments made to [*****] pursuant to the [*****]Statement of Work, and Boeing will pay such invoices net [*****] days after receipt thereof. For the avoidance of doubt, Seller will not duplicate such amounts in any invoice submitted pursuant to Section 5.1 or 6.1.

10.3
In the event the Parties are unable to reach a transfer agreement by [*****] Boeing and Seller will negotiate additional payment provisions or inclusion of the [*****] Statement of Work into this SBP Attachment 27.

11.0	propulsion Engine Development Plan (EDP) and test hardware

11.1	The parties will negotiate pricing for EDP Hardware and test hardware by [*****].

12.0	INCENTIVES: NON-RECURRING-NON-TOOLING
Boeing and Seller agree to the inclusion of an Award Fee program for the Non-Recurring Non-Tooling Work based on schedule, quality, and cost performance in accordance with terms set forth in Exhibit G.
Boeing and Seller agree to work together to develop a design for cost incentive plan. This plan will be in addition to the incentives identified on Exhibit G.

13.0	MISCELLANEOUS

13.1
This SBP Attachment 27 including all Exhibits and Attachments contain the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This SBP Attachment 27 may be changed only in writing by authorized representatives of Seller and Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this SBP Attachment 27 and the Sustaining Contract, the terms of this SBP Attachment 27 will have precedence.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

13.2	Reserved

13.3
The Parties will amend the Product Support and Assurance Document (PSAD) D6-83315 to incorporate the 737-7 (7150), 737-8, 737-9, 737-8200, 737-10, BBJ7, BBJ8, and BBJ9 models in Section 8.3.1 (a) “Warranty for Products”.

13.4
The D6-83323 Document denoting the 737 NG roles, responsibilities, and accountability for the 737 NG will apply to Seller’s engineering responsibility for the 737 MAX Products and nothing contained herein is intended to modify such allocation of roles, responsibilities and accountability for 737 MAX Products. For the avoidance of doubt, and despite reference to D6-83323 herein, the D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in Section 13 (Order of Precedence) of the SBP.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

List of Exhibits

Exhibit A: Tooling [*****] Amounts
Exhibit B: Engineering Bill of Material
Exhibit C: Tooling Bill of Material
Exhibit D: Master Phasing Plan and Tier II Schedules
Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Exhibit F: Non-Recurring Tooling Cost Submittal Form
Exhibit G: Award Fee
Exhibit H: MAX Transition Plan
Exhibit I: 737-10 Rev [*****] Non-Recurring ROM estimates (Ref 3.1.5)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit A: Tooling [*****] Amounts

737-8 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Initial Tooling [*****] Amount	$[*****]
Rate Tooling [*****] Amount to support up to and including [*****] APM	$[*****]

737-9 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Initial Tooling [*****] Amount	$[*****]
Rate Tooling [*****] Amount to support up to and including [*****]APM	To be negotiated per SBP Attachment 27 Section 6.3

737-7 (7150) and 737-8200 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Combined 737-7 (7150) and 737-8200 Initial Tooling [*****]Amount	$[*****]

737 MAX CIW [*****]	Composite Inner Wall (CIW)
Line Unit [*****] Amount	$[*****]
Rate Tooling [*****] Amount to support up to and including [*****] APM	To be negotiated per SBP Attachment 27 Section 6.3

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737-10 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Pre-Implementation - Fuselage Integration [*****]	$[*****]
Initial Tooling [*****] Amount	$[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit B: Engineering Bill of Material

Engineering Bill of Material (E-BOM) for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap used for Non-Recurring Tooling base pricing is contained in file 737-8_E-BOM_CCD_Rev_F_Plus_Dated_January_2013.xlsx embedded below and attached to this Exhibit as a separate file due to the size of the file.

Embedded copy of CCD Rev F Plus E-BOM file
737-8_E-BOM_CCD_Rev_F_Plus_Dated_J

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit C: Tooling List

Tooling List for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap is contained in file 737_MAX_8_Rev_F_Tooling_Lists_GS.XLSX embedded below and attached to this Exhibit as a separate file due to the size of the file.

Embedded copy of MAX 8 Rev F Tooling List files
737_MAX_8_Rev_F-_Tooling_Lists_GS.XLS
Exhibit D: Master Phasing Plan and Tier II Schedules

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737 MAX 8 Airframe | Tier 2 Schedule

Responsible: D. Stoll
Status Date: 3-13-14
Baselined: 7-26-12

Gated Process Deliverables	
-Forward Access Door (PA- Brian Ogden) (Ron Witte)	
-Equipment/ TE (Olson, Brennan)	
-M E (John Evoy)	
-Cert (Candice Duffer)	
-Spirit Integration (Mike McKeever)	
- Spirit Fuse (Jenny Drouhard/ Tracy Russell)	[*****]
- Spirit Fuse (Jenny Drouhard/ Tracy Russell)	
- Spirit Fuse (Jenny Drouhard/ Tracy Russell)	
- Spirit Wing Tulsa (Cathy Diver/ Tracy Russell)	
- Spirit Wing Tulsa (Cathy Diver/ Tracy Russell)	
- Spirit SM (PA-John Bayer)	

Copyright © 2013 Boeing. All rights reserved.

BOEING PROPRIETARY

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Critical Path Status – Pylon

PROGRAM	
PRODUCT DEFINITION DATA	
PRODUCT DESIGN	[•••••]
PLANNING	
TOOLING	
PROCUREMENT/ FABRICATION/ CAPITAL	
ASSEMBLY	

3/17/2014

Spirit AeroSystems Proprietary

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Critical Path Status –TR

PROGRAM	[*****]
PRODUCT DEFINITION DATA	
PRODUCT DESIGN	
PLANNING	
TOOLING	
PROCUREMENT/ FABRICATION / CAPITAL	
ASSEMBLY	

3/17/2014 Spirit AeroSystems / Boeing Proprietary Page 2

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Summary Totals Page

737 MAX Non-Recurring Actuals
Cumulative through Date Month/Year

Hours	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Totals by Month

737 MAX Non-Recurring Actuals - Totals
Date (Month/Year)

Hours	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Totals by IPT

737 MAX Non-Recurring Actuals - (BY IPT)
Month, Year

Hours	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Actuals by IPT

Actuals by IP
Date Month/Year

Hours	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Offload DE
Offload SE
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Hours

Dollars	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Define Offload
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Dollars	[*****]	[*****]	[*****]	[*****]

Dollars with G&A	Month	Month	Month	Month
Design Eng	—	—	—	—
Stress Eng	—	—	—	—
Project ME	—	—	—	—
Define Offload	—	—	—	—
Process ME	—	—	—	—
NC	—	—	—	—
IPT	—	—	—	—
Tool Design	—	—	—	—
Tool Fab	—	—	—	—
Total Fuselage Dollars	[*****]	[*****]	[*****]	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Exhibit F: Non-Recurring Tooling Cost Submittal Form

MAX In-house tooling template

737 MAX Nacelle Quarterly Analysis - SAMPLE
737 MAX Nacelle Tools Actuals as of the close of business month of January (2/6/2014) (SAMPLE)
					IN-HOUSE HOURS			DOLLARS						TOTAL DOLLARS
Tool Number	Unit Number	Serial Number	TCS Order Status	EST Committed/Closed Date	FAB	DESIGN	TOTAL HOURS	FAB	DSN	SUBCONTRACT	FACILITIES ASSIST	MATERIAL	TOTAL DOLLARS	CUM-TO-DATE

MAX Supplier tooling template

737 MAX STRUT SUPPLIER ACCOUNTABLE TOOLS - SAMPLE
Tool Number	Unit	Lifetime Serial	Open/Closed	Estimated Close Date	Cost
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT G: AWARD FEE
A.    Award Fee Plan
An Award Fee plan is provided to improve and assure the execution of the BSOW on Boeing products for the 737 MAX program. ("Award Fee” or “Award Fee Plan").
The Award Fee Plan establishes the basis for providing incentives to Seller, to improve in targeted areas of performance for the 737 MAX program under this SBP Attachment 27. This Award Fee Plan provides the means by which Seller’s performance evaluation will be conducted and amounts to be paid will be determined.

B.    Award Fee Pool
The available Award Fee amount (Award Fee Pool) is [*****].
The Award Fee Pool is allocated between Cost, Quality and Delivery as follows.
Cost: Total [*****]award fee

•	[*****] payable if [*****] Non-Recurring-Non-Tooling cost target is met, [*****] through [*****] of [*****]

•	[*****] payable if overall Non-Recurring-Non-Tooling cost target is achieved through 737-7 ATC. Value to be provided after [*****]
Quality: Up to [*****] if first pass release quality through CMA is in excess of [*****] and less than [*****] second effort driven by drawing error. Reference chart below for payment timing

Schedule: Up to [*****] if ETAC milestone completion is in excess of [*****] for 737-7, 737-8, and 737-9 ETAC performance. Reference chart below for payment timing

•	[*****] payable for ETAC releases [*****] on time

•	[*****] payable for ETAC releases [*****] on time

This value of the Award Fee Pool will be allocated by performance period and area of performance as per Section F (Award Fee Allocation and Payment Record). The actual Award Fees paid will be determined in accordance with the criteria contained in the table included in Section F (Award Fees Allocation and Payment Record). In no event does the Award Fee Plan affect other payments owed to Seller under this SBP Attachment 27.

C.    Award Fee Plan Changes
Changes to the Award Fee Plan affecting any current evaluation period may only be implemented upon mutual agreement of both parties. Boeing will notify Seller in writing of any change(s) to the Award Fee Plan.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

D.    Contract Termination
If this SBP Attachment 27 is terminated in accordance with the termination terms set forth under the Sustaining Contract and such termination is after the start of an Award Fee evaluation period, the Award Fee deemed earned for that period shall be determined by Boeing using the normal Award Fee evaluation process, provided that the Award Fee amounts earned will be pro-rated based on the time period this SBP Attachment 27 is in effect during the evaluation period. After termination, the remaining Award Fee amounts allocated to all subsequent Award Fee evaluation periods cannot be earned by Seller and, therefore, shall not be paid.

E.    Award Fee Allocation and Payment Record
The Award Fee earned by Seller will be determined at the completion of the evaluation periods shown in the Award Fee tables below. The total dollars shown corresponding to each period is the maximum available Award Fee amount that can be earned during that particular period. The Schedule and Quality categories are to be evaluated based on the individual models. The Cost category is to be evaluated based on the combined performance of all models (737-7 (7150), 737-8, and 737-9).

F.    Payment of Award Fee
Payment of the Award Fee shall be paid in accordance of SBP Attachment 5.2.1 after receipt of Seller's invoice.

Award Fee tables: Record of the total amount of Award Fee available and actual payments made.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-7)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]
Quality

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-8)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]
Quality

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive
Payment to be based on completion of schedules and meeting quality requirements by model (737-9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]
Quality

737-MAX Incentive Payment Plan Schedule for Cost Incentive
Payment to be based on meeting or exceeding Boeing cost targets for ll models (737-7,-8,-9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Cost applies to 737-7, -8, -9 models only	[*****]
Cost applies to 737-7, -8, -9 models only

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT H - MAX Transition PlanEXHIBIT K TO SBP AMENDMENT NO. 30

Boeing Proprietary

737MAX

Baseline Transition Plan (Rev C)

Baselined: Rev A: 2-23-12
Rev B: 6-27-12
Status as of: 6-28-12
Status as of: 9-19-12
Rev C: 4-15-13

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

SBP Attachment 28

RESERVED

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT L TO SBP AMENDMENT NO. 30
SBP ATTACHMENT 29
777X NON-RECURRING AGREEMENT
RECITALS
A.    Boeing and Seller are parties to the Special Business Provisions SBP-MS    65530-0016 (the “SBP”); the General Terms Agreement GTA-BCA-65530    0016 (the “GTA”); and the Administrative Agreement AA-65530-0010 (AA)    and all attachments and amendments (collectively referred to as the    “Sustaining Contract”) for Seller to provide Product for current model    aircraft and Derivatives of those models.
B.    Seller currently supplies Products to Boeing under the Sustaining Contract    in support of the current production 777 model aircraft.
C.    Boeing is seeking to develop, design, and manufacture an aircraft    currently designated as the 777X to be sold under the 777-9 and 777-8    designations (the “777X Program”) and Boeing and Seller have agreed to    the 777X Statement of Work under 6-5A1-BOD-14-011R2, Amendment 1.
D.    Boeing and Seller wish to establish this amendment (“Amendment”) for    non-recurring effort in support of the Sustaining Contract for Boeing’s    777X Program for the 777-9 and 777-8 models.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein, the Parties hereby agree as follows:

1.0	APPLICABILITY AND DEFINITIONS

1.1	Applicability

1.1.1	This Amendment pertains only to the 777X Program and does not alter any existing agreements relating to other items in the Sustaining Contract.

1.1.2	This Amendment pertains only to the non-recurring effort for the 777X Program.

1.1.3	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

1.2    Definitions

1.2.1	“Amended Type Certification (ATC)”: means the date upon which type certificate amendment is received from the applicable regulatory body for the modified aircraft design.

1.2.2	“Baseline Statement of Work (BSOW)”: The total requirements set forth in Section 2.0 and Section 3.0 (including the referenced Boeing specifications, documents, designs or manuals therein).

1.2.3	“Initial Tooling”: All Tooling required for the first 777-9 Shipset unit and/or Engine Development Plan (EDP) hardware, and such term shall subsequently apply to the 777-8.

1.2.4
“Non-Recurring Non-Tooling Work”: Any Non-Recurring Work relating to the BSOW, other than Non-Recurring Tooling Work, including, but not limited to, design engineering, stress engineering, project manufacturing engineering, process manufacturing engineering, First Article Inspection, other IPT (Integrated Product Team), and NC (Numerical Control) programming.

1.2.5
“Non-Recurring Tooling Work”: Any Non-Recurring Work relating to Tooling under the BSOW, including, but not limited to, tool design, tool fabrication, assembly tooling, integration tooling, detail tooling, and rotable tooling, but replacement of Tooling at end of useful life is not included and is not dispositioned as part of this Amendment. Non-Recurring Tooling Work includes Tooling work performed by Seller’s vendors.

1.2.6	“Not To Exceed Amount (NTE Amount)”: As applicable, the Initial Tooling NTE Amount or the Rate Tooling NTE Amount, in each case as set forth in Exhibit A.

1.2.7	“Rate Tooling”: All Tooling, other than the Initial Tooling, required to support the build rate for the 777-9 aircraft.

1.2.8 “Overtime”: Overtime shall mean those hours worked in excess of forty (40) hours during Seller's standard work week.

1.2.9 “Initial Change”: Any change to the BSOW directed prior to Amended Type Certification.

1.2.10 “Quarter(s)”: Seller’s accounting quarters

1.2.11
“Major Change”: a change that is 1) equal to or greater than [*****]Seller estimated hours directed within the first [*****]months after [*****]is achieved or 2) a change that is equal to or greater than [*****]hours directed subsequent to [*****]months after [*****]is achieved but no longer than [*****]months after [*****]is achieved. (See 777X ATC Process Flow, Exhibit I). Hours are determined based on all Non-Recurring activity.

1.2.12	“Accounting Year”: is based on Seller’s accounting year January 1 -December 31.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

1.2.13	“Engineering Billing Rate”: The labor rate that Seller will submit to Boeing for the labor category of Engineering on a monthly basis.

1.2.14
“Engineering Cap Rate”: The maximum labor rate seller will submit to Boeing for the labor category of Engineering based on the annual true-up value. The true-up delta will be applied to all hours accumulated during the Seller’s Accounting Year.

1.2.15	“Engineering”: This term encompasses Seller’s Define Engineering, Stress Engineering, and Systems Engineering functions.

2.0	NON-RECURRING NON-TOOLING STATEMENT OF WORK

2.1
In performance of the BSOW for the 777-9, Seller shall perform to the applicable requirements and obligations set forth in the documents identified in 2.1.1 through 2.1.10, all in accordance with the delegated engineering responsibilities contained in: (i) the letter agreement 6-5A1C-BOD-14-011R2, Amendment 1 (Attachment 2) between Boeing and Seller dated 2-20-2014; and (ii) that version of D6-83323 as ultimately revised subsequent to execution of this Amendment to specifically address 777X engineering delegation responsibilities. The 777X Baseline Requirements Documents Structure is as set forth in Exhibit [J].

2.1.1
The work depicted in the current revision of the 777X Configuration Control Document Rev. [*****], Configuration Description, Model 792-487, dated [*****] for 777-9X Fuselage, Propulsion, and Wing Statements of Work.

2.1.2	777X S41 Fuselage Work Package Handbook, September 23, 2015.

2.1.3	Structures Fuselage Criteria Document [*****], dated February 15, 2015.

2.1.4	777X Fuselage Structural Design Criteria Supplemental Sec 41 Document [*****], dated May 1, 2015.

2.1.5	Reserved.

2.1.6	[*****], 777X Inlet Requirements and Criteria; dated June 26, 2015.

2.1.7	[*****], Specification for Thrust Reversers, dated June 29, 2015.

2.1.8	[*****], Requirements for Engine Pylon Structure 777X Aircraft, dated April 30, 2015.

2.1.9	[*****], 777X Nacelle Structural Analysis Criteria, dated June 10, 2015.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

2.1.10	The Engineering Bill of Material (BOM) submitted by Seller, and listed in Exhibit [B].

2.1.10.1 777-9 Engineering BOM, anticipated as follows:

		Seller estimated completion	Boeing estimated completion
Propulsion
The propulsion BOM includes the EDP BOM and the Recurring BOM. Deltas between these BOMs will be covered under Section 7.1.
EDP BOM: See Attached Schedule [K].
Recurring BOM: estimated to be available in [*****].

Fuselage	Sec 41	[*****]	[*****]
	Floor Beams	[*****]	[*****]
	Seat Tracks	[*****]	[*****]
Wing		[*****]	[*****]

2.1.11 Program Schedule Baseline: Program baseline schedules as contained in Exhibit [D].

2.2	In the event Seller is unable to comply with any requirement, Boeing and Seller’s engineering representatives will work together to define a mutually agreeable solution.

2.3
For the avoidance of doubt, the BSOW referenced here is for the 777-9 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms, and non-recurring price for the 777-8 will be subsequently agreed and incorporated into this Amendment at a later date.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

3.0	NON-RECURRING TOOLING STATEMENT OF WORK

In performance of the BSOW for 777-9, Seller shall perform to the requirements and obligations set forth in the following documents and in accordance with the Tooling requirements contained in the Sustaining Contract:

3.1	The Tooling Baseline consists of:

3.1.1	All documents cited in Paragraph 2.1;

3.1.2 The Initial and Rate Tooling List submitted by Seller as set forth in Exhibit [C].

3.2
For the avoidance of doubt, the BSOW referenced here is for the 777-9 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms, and non-recurring price for the 777-8 will be subsequently agreed and incorporated into this Amendment at a later date.

4.0	BUDGET TRACKING, MONTHLY ACTUALS, AND ACTUALS RECONCILIATION

4.1	Non-Recurring Non-Tooling Work and Non-Recurring Tooling Work
Seller will provide weekly and monthly actuals information in performance of the Non-Recurring Non-Tooling and Tooling work, including, but not limited to, [*****] expense, and supporting documentation as set forth in Exhibit [E], with a correlation between Seller’s ETAC/SCAT and hours claimed in Seller’s submitted actuals for Fuselage, Wing, Thrust Reverser, Inlet, Fan Cowl, and Pylon statements of work.
4.2    Budget Tracking

4.2.1
Seller will provide to Boeing its projected expenditures in connection with the performance of the Non-Recurring Non-Tooling and Tooling Work every [*****]months in [*****]and [*****]of each year for the 777X Non-Recurring Program [*****]. This will include monthly spend, headcount, and a correlation between Seller’s ETAC/SCAT and hours forecasted in the form of the template set forth in Exhibit [E].

4.2.2
[*****], in [*****]and [*****]of each year, Boeing will provide Seller a plan, including but not limited to budget forecast, documenting Seller’s Non-Recurring Non-Tooling performance of the BSOW (the “Non-Tooling Plan”). The Non-Tooling Plan shall include [*****]month plan by commodity (e.g. fuselage, floorbeams, wing, etc.).

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

4.2.3	Seller will submit the attached risk and opportunity template Exhibit [E] each month to identify technical, schedule and cost risks to both the Non-Recurring and recurring statements of work.
For risks and opportunities to the Non-Recurring cost baseline, any items identified will be included in the monthly risk and opportunity submittal. Items will be tracked in the risk and opportunity submittal until implemented or mitigated. If implemented, the risks and opportunities will be incorporated into the next [*****] Non-Recurring update in accordance with 4.2.1.

4.2.4	Budget Management
Boeing and Seller will work together to jointly manage the Boeing budget through the identification and implementation of forecasted spending reduction opportunities when agreed upon.
4.3    Schedule Performance Monitoring
Seller will provide the following information in a format as detailed in Exhibit [E]:

4.3.1	Boeing and Seller will utilize the Event Tracking And Control (“ETAC”) reporting system to track design/stress engineering performance.
4.3.2   Boeing and Seller will utilize the Spirit Compliance And Tracking (“SCAT”) system to track non-define performance.

4.4	Actuals Reconciliation
4.4.1   Boeing will have [*****] business days from the date the  documents required by Exhibit [E] #3, 4, 5, and 10 are submitted to notify Seller of any disputes in such submittal, otherwise the actuals and true up will be deemed accepted.

4.4.2
In the event that Boeing disputes Seller’s monthly actuals hours or annual true-up provided under 4.1, Boeing will issue Seller a purchase order for the undisputed hours and dollars by the applicable deadline in accordance with 5.1.2 or 5.2.2. Should the Parties fail to come to mutual agreement within [*****]business days of Boeing dispute notification, the Parties will resolve such disputes per GTA Section 33.0. Boeing shall have the right to visit Seller’s facility for the purpose of validating the number and type of disputed direct hours and true-up rate. During the course of such visit, Boeing may review Seller’s records and documents relating to the disputed hours, provided that such review is conducted at a reasonable time at Seller’s facility and that the scope of such review will only extend to any books, records, documentation or other information that is necessary to support such disputed hours and true-up rate. As a result of such review, any mutually agreed payment adjustments will be made in the payment [*****]months following the resolution of the disputed hours. If the dispute resolution is not satisfied within [*****]months from dispute notification, Boeing will issue Seller a PO for half the disputed value and work toward closure on the remaining amount. Any amounts due to Seller or Boeing will be paid in accordance with SBP Section 5.2.1 upon settlement of the disputed value.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

4.4.3
The Parties recognize that Seller may in some instances have confidentiality obligations to third parties, which limit the amount or nature of data that can be provided in invoice reconciliation. In such event, the Parties shall work together to determine a mutually agreeable solution which enables the provision of supporting data in Section 4.1 in a manner that is in compliance with Seller’s confidentiality obligations to third parties.

5.0    INVOICE AND PAYMENT
As compensation for Seller’s performance of the BSOW and upon receipt of valid and correct invoices Boeing will reimburse Seller as follows:
5.1 Non-Recurring Non-Tooling Work

5.1.1
Boeing will reimburse Seller for validated costs incurred in performance of the Non-Recurring Non-Tooling Work including, but not limited to, [*****] expense, all as set forth in Exhibit [E]. Labor will be priced in accordance with the labor rates in Section 5.3.

5.1.1.1
Offload engineering labor dollars expended in the performance of the Non-Recurring Work performed during such month will be invoiced by Seller and paid by Boeing as invoiced by the subcontractor to Seller with the addition of Seller G&A.

5.1.2	Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring Non-Tooling Work on a [*****]basis.
Purchase orders will be released once validation of hours, true-up rates, and direct purchased services as provided by Exhibit [E] #3, 4, and 5, are completed and approved by Boeing leadership. This process is not to exceed [*****]business days. PO’s will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define and Build statement of work.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

•	Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Floorbeams Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Floorbeams Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Inlet Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Inlet Non-Recurring Non-Tooling Build PO XXXXXX item XX

•	Fan Cowl Non-Recurring Non-Tooling Define PO XXXXXX item XX

•	Fan Cowl Non-Recurring Non-Tooling Build PO XXXXXX item XX

5.1.3	Boeing will pay such invoices in accordance with SBP Section 5.2.1 after receipt of correct invoices.
5.1.4 Work performed in support of Damage Tolerance and Structural Repair Manual (SRM) will be performed prior to and following Amended Type Certification. Both work statements are covered under this Amendment as Baseline Statement of Work (BSOW). The Damage Tolerance and SRM work performed prior to and following Amended Type Certification shall be invoiced per Section 5.1.2 and paid under this Amendment.

5.2	Non-Recurring Tooling Work

5.2.1
The Parties shall negotiate NTE amounts for Tooling within a reasonable amount of time after 777X Firm Configuration is complete. Upon agreement of NTE amount for Tooling, the Parties will amend Exhibit [A] and Exhibit [C] within thirty (30) days to reflect the agreed NTE amount.

5.2.2
Boeing will reimburse Seller for validated costs incurred in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] expense as set forth in Exhibit [E] submittal form. Labor will be priced in accordance with the labor rates in Section 5.3. Each individual Initial Tooling and Rate Tooling NTE Amount as identified in Exhibit [A] is deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) pertaining to the particular NTE Amount at issue are submitted and approved by Boeing. Upon submittal of all CTL records associated with each Tooling

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

NTE Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the Tooling NTE Amount as set forth in Exhibit [A].
5.2.3    Invoicing Requirements for Non-Recurring Tooling Work
Purchase orders will be released once validation of hours and direct purchased services as provided by Exhibit [E] #3, 4, and 5, are completed and approved by Boeing leadership. This process is not to exceed [*****]business days. PO’s will be released in the following manner to enable invoicing of the Non-Recurring Tooling statement of work.

•	Fuselage Initial Tools PO XXXXXX item XX

•	Fuselage Rate Tools PO XXXXX item XX

•	Floorbeam Initial Tools PO XXXXXX item XX

•	Floorbeam Rate Tools PO XXXXX item XX

•	Wing Initial Tools PO XXXXXX item XX

•	Wing Rate Tools PO XXXXXX item XX

•	Pylon Initial Tools PO XXXXXX item XX

•	Pylon Rate Tools PO XXXXXX item XX

•	Thrust Reverser Initial Tools PO XXXXXX item XX

•	Thrust Reverser Rate Tools PO XXXXXX item XX

•	Inlet Initial Tools PO XXXXXX item XX

•	Inlet Rate Tools PO XXXXXX item XX

•	Fan Cowl Initial Tools PO XXXXXX item XX

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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•	Fan Cowl Rate Tools PO XXXXXX item XX

5.2.4	Boeing will pay such invoices in accordance with SBP Section 5.2.1 after receipt of correct invoices.
5.2.6    Capacity
The pricing applicable to the Non-Recurring Tooling Work described herein is based upon supporting a maximum quantity of [*****]Shipsets for the 777 aircraft per month per the agreed to transition plan Exhibit [H]. The Parties agree to update the SBP Attachment 15 to include the 777X and to reflect the foregoing. Nothing herein affects the downside rate protection concerning minimum production rates set forth in Section IV c. (“Failure to Maintain Rate after FOB Dates”) of the Boeing - Seller Memorandum of Agreement dated March 9, 2012.

5.2.7
Notwithstanding any other provisions of this Amendment, Boeing shall not be obligated to pay to Seller any amount in excess of the Tooling NTE Amount, provided however, that this sum may be adjusted in accordance with 5.2.8.

5.2.8     NTE Amount Adjustments

5.2.8.1
 If it is determined additional Tooling that is not driven by BSOW Change is required in excess of that set forth in the BSOW, all additional Tooling costs incurred to meet the requirements of initial build and rate to [*****] APM will be assumed by Seller and the Tooling NTE Amount shall not be adjusted.

5.2.8.2
If it is determined Seller can accomplish the requirements with less Tooling than that set forth in the BSOW, the Tooling NTE Amount shall not be adjusted and the cost savings shall be administered in accordance with Section 10.1 (Tooling Incentive).

5.2.8.3	For the sake of clarity, any Initial Change or Major Change shall result in a commensurate adjustment to the Tooling NTE Amount in accordance with Section 7.0 (Initial Changes & Major Changes).
5.3    Labor Rates
The rates described in Attachment 5 of the SBP do not apply.
5.3.1     Seller shall invoice for and Boeing shall reimburse to Seller, on a [*****]basis, an amount calculated by multiplying the rate as defined below (the billing rate) by the number of actual validated labor hours (“Spirit labor hours”) expended for Non-Recurring Non-Tooling and Non-Recurring Tooling work. Rates below do not include G&A of [*****]%. Seller will add the agreed to [*****]% G&A to the rates below for invoicing and payment.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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Process Code	Rate Type	2015*	2016	2017	Rate 2018 and beyond
Define	Engineering	[*****]			To be negotiated in July of the previous year (Sec 4.4).
Billing Rate
Define	Engineering Cap
Build	Proj./Proc. ME
Build	NC
Build	QA
Build	IPT
Build	Other Engr
Define	Tool Design
Build	Tool Fab

*2015 Engineering will be billed at [*****] will apply to Define Engineering, NTE Engineering Cap of $[*****] All other rate types above for November and December will be billed at 2015 rates above.
Rates above do not include [*****] G&A

Rate Categories
Payment Elements	Proposal Elements
Design Eng	Engineering
Stress Eng	Engineering
System Eng	Engineering
Project ME	Proj./Proc. ME
Process ME	Proj./Proc. ME
IPT	IPT
QA	QA
Test Lab	Other Engineering
Test Comp Fab Labor	Other Engineering
MR&D	Other Engineering
Tooling Design/IPT	Tool Design
Tool Fab	Tool Fab.

5.3.1.1    In the event that Seller experiences a labor rate true-up that results in the 777X “Engineering” labor rate being greater than the agreed-to billing rate, Seller will submit to Boeing by the end of February of the following year the actual accounting rates for the “Engineering” labor rate category only. The labor rate with true up will be calculated based on the yearly total 777X Engineering dollars as

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

determined by Seller’s financial system divided by the yearly total 777X Engineering hours billed.  The December actuals submittal will include a separate tab showing a calculation of the true up delta and an explanation of the delta dollars applied (For example: Engineering rate base dollars were underran. The amount to be allocated to the 777X program is $XX). Seller will support the labor rate true up as stated in GTA section 9.0 (Examination of Records).
5.3.1.2           Boeing agrees to pay the validated labor rate delta as long as the labor rate is at the capped amount or below. In the event that the true up delta exceeds the capped amount, Boeing agrees to pay the delta at the capped amount. Payments owed by Boeing for rate true-up will be due with the December payment for each year as referenced in 4.4.2 and 5.1.2.
5.4    Labor Rate Renegotiation
The Parties agree to renegotiate labor rates for 2018 and beyond, as detailed in the above table, beginning in July of the year prior to expiration. Seller will supply Boeing with proposed rates and Boeing will respond in a timely manner with a counter offer. If rates are not resolved prior to the last day of the 4th Quarter of the expiring year, Seller shall continue to invoice and Boeing shall continue to pay at the previously negotiated year’s rate. Upon rate agreement, Seller and Boeing shall retroactively reconcile the rate delta.

6.0	ON-SITE BUYER PROGRAM MANAGEMENT
In accordance with GTA section 5.2, Boeing may, in its sole discretion and in coordination with Seller, locate resident personnel at Seller’s facility in support of the 777X Program.

7.0	INITIAL CHANGES AND MAJOR CHANGES

7.1	In the event of any Initial Change or Major Change,
7.1.1 The Parties will negotiate a schedule adjustment and any applicable adjustment to the Tooling NTE Amount in accordance with Section 7.3 of this Amendment.

7.1.2
Costs associated with any revisions to the BSOWs that constitute an Initial Change or Major Change, shall be addressed in accordance with 5.1 of this Amendment for Non-Recurring-Non-Tooling Work and 5.2 for Non-Recurring Tooling Work.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
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7.2
For clarification purposes, the change provisions in 7.0 of this Amendment, rather than the Change provisions in Section 7.0 of the SBP, will govern with respect to Initial Changes or Major Changes, and equitable price adjustment with respect to Initial Changes or Major Changes will not be subject to the price thresholds described in Section 7.0 of the SBP.

7.3	Initial Change and Major Change Negotiation Process

7.3.1
Following receipt of a direction from Boeing that constitutes an Initial Change or Major Change under this Amendment, Seller will provide updated scope of work documents to Boeing, along with the associated Tooling NTE impacts, cost impacts, and/or schedule impacts.

7.3.2
For Tooling Not To Exceed (NTE) amounts within [*****]calendar days of receipt of such proposal, Boeing shall make a settlement offer to Seller. Following receipt of Boeing’s settlement offer, if the Parties are unable to reach agreement on an equitable adjustment within [*****]calendar days, the negotiations shall be elevated to Senior Contracts Management for resolution.

7.3.3	Upon settlement of the Tooling NTE Amounts and/or schedule, this Amendment will be updated and revised to include all adjustments agreed upon in writing between the Parties.
7.3.4 Non-Recurring Non-Tooling adjustments will be included in Seller’s next [*****]month budget submittal as described in paragraph 5.2.1. and as part of Exhibit [E] monthly O&R update and provided in the documentation in 7.3.1.

8.0	WEIGHT

8.1.	Seller acknowledges the importance of an end-item weight for the Products it delivers to Boeing and agrees to follow diligent weight reduction practices during the design process.

8.2
Based on the BSOW, Seller will provide non-binding Advisory Weight Guidelines (AWG) for the Seller-provided dry products. No weight requirement, (such as those referenced in any requirement document) other than the AWG are applicable.

8.3	Such AWGs do not constitute a weight requirement, and failure to achieve such AWGs shall not constitute a breach under this Amendment or the SBP.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Amendment No. 30

8.4	These AWGs are for the end-item level and are for production units only.

8.5	In addition, the above AWGs require that adjustments to AWG values be assessed in conjunction with Initial Changes having a weight impact.

8.6	Seller will provide status weight reporting and actual weight reporting once monthly through ATC in a format to be agreed to by the Parties.

9.0	PROPULSION ENGINE DEVELOPMENT PLAN (EDP) AND TEST HARDWARE

9.1
The Parties will negotiate pricing for EDP and test hardware in accordance with the schedule below. Anticipated EDP and Test hardware is identified on Exhibit [K]. To be clear, EDP and Test Hardware is not included in section 2.0 of this Amendment, however EDP Tooling is included in section 3.0 of this Amendment. EDP and test hardware are not subject to the invoicing requirements listed under Exhibit [E]. PO’s will be released to Seller for ROM values and reconciled once firm fixed pricing is established. Below is the planned EDP negotiation schedule.

[*****]

10.0	INCENTIVES
Boeing and Seller agree to the inclusion of a 777-9 award fee program for the Non-Recurring Non-Tooling work based on schedule and quality performance and a Non-Recurring Tooling incentive. A review of the schedule and quality award fees will take place [*****] during the EPMR (if no EPMR, a telecon will be held no later than [*****] weeks after submittal) for the Non-Recurring Non-Tooling Performance incentive by the Fee Determining Board made up of 777X Boeing and Seller key stakeholders, per Exhibit [G].
10.1    Tooling Incentive
Upon submittal of all CTL’s associated with each individual Tooling NTE Amount as set forth in Exhibit [A], if Seller’s actual costs incurred in the completion of such work are less than such individual Tooling NTE Amount (taking into account any adjustments to such NTE Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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to Seller, in addition to the amounts due under Section 5.2.1, an incentive fee equal to [*****] percent ([*****]%) of the difference between Seller’s actual incurred costs for such work and the NTE Amounts as amended from time to time and agreed to between the parties per section 5.2.8 (NTE Amount Adjustments). For purposes of this paragraph, actuals cost is calculated as follows: ((Billed Hours * Defined Labor Rate) + (Materials * (1+G&A)).
If an incentive is earned, Boeing will provide a purchase order within [*****] business days. Upon receipt of valid invoice from Seller, Boeing will pay such invoices in accordance with SBP Section 5.2.1.
Sample Incentive Calculation: All CTL’s Fuselage Initial Tooling are submitted at a total value of $[*****]. The NTE for Fuselage is $[*****]. The incentive to be paid to Seller will be $[*****]. Calculated as: [*****]
10.1.1 Initial Tooling Incentive
Upon submittal of all CTLs associated with the Initial Tooling [*****] Amount as set forth in Exhibit [A], if Seller’s actual costs incurred in the completion of such work are less than such individual Tooling [*****] Amount (taking into account any adjustments to such [*****] Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay to Seller, in addition to the amounts due under Section 5.2.1, an incentive fee equal to [*****] percent ([*****]%) of the difference between Seller’s actual incurred costs for such work and the Initial Tooling NTE Amount as amended from time to time and agreed to between the parties per section 5.2.8 ([*****] Amount Adjustments), up to a maximum of [*****]dollars ($[*****]). For purposes of this paragraph, actuals cost is calculated as follows: [*****]
If an incentive is earned, Boeing will provide a purchase order within [*****] business days of Seller’s submittal of all CTLs associated with each individual Tooling [*****] Amount. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract.

Sample Incentive Calculations:

If Initial Tooling Actuals Cost = [*****]
If Initial Tooling Actuals Cost = [*****]
If Initial Tooling Actuals Cost = [*****]
If Initial Tooling Actuals Cost = [*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

10.1.2 Rate Tooling Incentive
Upon submittal of all CTLs associated with each individual Rate Tooling [*****] Amount as set forth in Exhibit [A], if Seller’s actual costs incurred in the completion of such work are less than such individual Tooling [*****] Amount (taking into account any adjustments to such [*****] Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay to Seller, in addition to the amounts due under Section 5.2.1, an incentive fee equal to [*****] and agreed to between the parties per section 5.2.8 ([*****] Amount Adjustments). For purposes of this paragraph, actuals cost is calculated as follows: [*****]
If an incentive is earned, Boeing will provide a purchase order within [*****] business days of Seller’s submittal of all CTLs associated with each individual Tooling [*****] Amount. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract.

Sample Incentive Calculation:

All CTL’s Fuselage Rate Tooling are submitted at a total value of $[*****]. The [*****] for Fuselage is $[*****]. The incentive to be paid to Seller will be $[*****]. Calculated as: [*****]
10.2     Quality and Schedule Performance Award Fee
The available quality and schedule performance award fee amount is [*****]dollars ($[*****]).
The award fee pool is allocated between quality and schedule as follows.
Quality: Up to [*****] Dollars ($[*****]) based on the following criteria:

•	$[*****] - First pass release quality through CMA is in excess of [*****]%, and

•	$[*****] - Less than [*****]% second effort driven by engineering and drafting error.

Schedule: Up to [*****]Dollars ($[*****]) based on Seller responsible    releases meeting or exceeding the following:
ETAC milestone completion is in excess of    [*****]% for ETAC performance. Subsequent updates to the ETAC baseline list will be made on a [*****]basis with agreements from both parties. Any ETAC closure date issues will be resolved during the [*****]updates.

•	[*****]% payable for ETAC releases [*****]%-[*****]% on time

•	[*****]% payable for ETAC releases [*****]%-[*****]% on time

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Amendment No. 30

This value of the award fee pool will be allocated by performance period and area of performance as per section 10.6 (Award Fee Allocation and Payment Record). The actual award fees paid will be determined in accordance with the criteria contained in the table included in section 10.6 (Award Fees Allocation and Payment Record). In no event does the award fee plan affect other payments owed to Seller under this Amendment.
The incentive award amount for [*****]is earned when the cumulative performance percentage at the end of that [*****]is at or above the target levels. If the cumulative performance at the end of the [*****]is below the target, the incentive award for that [*****]is forfeited. For purposes of this paragraph, “Cumulative” means from program initiation through the end of the award fee period. Program initiation is represented by letter [*****](Dated: [*****]).
10.4    Award Fee Plan Changes
Changes to the award fee plan affecting any current evaluation period may only be implemented upon mutual agreement of both parties.
10.5     Contract Termination
If this Amendment is terminated in accordance with the termination terms set forth under the Sustaining Contract and such termination is after the start of an award fee evaluation period, the award fee deemed earned for that period shall be determined by Boeing using the normal award fee evaluation process, provided that the award fee amounts earned will be pro-rated based on the time period the Amendment is in effect during the evaluation period. After termination, the remaining award fee amounts allocated to all subsequent award fee evaluation periods cannot be earned by Seller and, therefore, shall not be paid.
10.6     Award Fee Allocation and Payment Record
The award fee earned by Seller will be determined at the completion of the evaluation periods shown in the table below. The total dollars corresponding to each period is the maximum available award fee amount that can be earned during that particular period.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Quarter	Schedule Incentive	Quality Incentive
		CMA Release	2nd Effort
4Q15	[*****]
1Q16
2Q16
3Q16
4Q16
Q17
2Q17
3Q17
4Q17
1Q18
2Q18
Total

10.7    Payment of Award Fee
A Purchase Order will be issued within one week of agreement on the award fee. Seller will submit an invoice. Payment of the award fee shall be made in accordance with SBP Section 5.2.1 after receipt of a correct invoice.

11.0	MISCELLANEOUS

11.1
This Amendment, including all Exhibits and Attachments, contains the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This Amendment may be changed only in writing by authorized representatives of Seller and Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this Amendment and the Sustaining Contract, the terms of this Amendment will have precedence.

11.2	The Parties will amend SBP Attachment 9 to include the 777-9 and 777-8, and SBP Attachment 4 to include the 777-9 and 777-8 under Section B.1.

11.3
The D6-83323 document shall be revised to denote the engineering delegation pertaining to the 777X Nacelle, Pylon, S41, LE Slats, Floor Beams, and Seat Tracks. For the avoidance of doubt, and despite reference to D6-83323 herein, D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in Section 13 (Order of Precedence) of the SBP.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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LIST OF EXHIBITS

Exhibit A: Non-recurring Tooling [*****] Amount
Exhibit B: Engineering Bill of Material
Exhibit C: Tooling Bill of Material
Exhibit D: Master Phasing Plan and Tier II Schedules
Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Exhibit F: Non-Recurring Tooling Cost Submittal Form
Exhibit G: Fee Determining Board
Exhibit H: 777X Transition Plan
Exhibit I: Initial and Major Change Process Flow
Exhibit J: 777X Baseline Requirements Structure
Exhibit K: EDP and Test Hardware

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit A: Tooling [*****] Amount

777X [*****]Tooling Amounts	[*****]	IDAS Configuration
Initial Tooling [*****] (Fuselage, Wing, and Propulsion) Amount	$[*****]	[*****]
Fuselage Rate Tooling [*****]Amount	Value will be [*****]
Propulsion Rate Tooling [*****]Amount	Value will be [*****]
Wing Rate Tooling [*****] Amount	Value will be [*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit B: Engineering Bill of Material
(Submitted by Seller)

Consolidated Pylon DWSs.xls
Consolidate Nacelle NWSs.xls

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit C: Tooling Bill of Material
(Submitted by Seller)

777X INITIAL [*****] PRICED TOOL LIST

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit D: Master Phasing Plan and Tier II Schedules

777X | -9 Program Master Phasing Plan – Supplier Version

Status as of 09/04/2015

Business Planning

Configuration

Product Integration

Wing

Fuselage

Systems

Propulsion

Interiors

Services & Support

Cert

Integrated Test

Production System

[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit E: Non-Recurring Non-Tooling Cost Submittal Form

A.
The following data and information (as specified in Paragraphs 1 through 9 below) necessary to substantiate Seller’s efforts, are to be provided by Seller at the time of its cost submittals. Additional information and data may be requested by Boeing to the extent reasonably required to substantiate Seller’s efforts and Seller will (if Seller concurs that such additional information is necessary) endeavor to supply such requested information within one week following such request. Failure to provide required information could delay payment for that questioned item until information is provided and validated.

1.	Weekly: For each IPT head count & hours by manager name

IPT	Manager Name	Non-Overtime Hours	Overtime Hours	SOW Description	Total

2.	Weekly: SCAT and ETAC Data

a.	See Attached Examples

SCAT example.pptx

ETAC_IVX_2015_07_31.pptx

3.	Monthly: Copy of detailed invoices for the following, but not limited to:

a.	Material & equipment (material for tooling excluded from invoicing requirement),

b.	Engineering offload - total hours and applicable labor rates (Infosys or other job shop), and

c.	Any other purchased services (consulting engineering (non-job shop), target analysis, lab tests, etc.)

4.	Monthly: Information from table below

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

Microsoft Excel 97-2003 Worksheet

5.	Monthly: List of justification to substantiate hours submitted by commodity

6.	Semi-annual: Projected Expenditures will be provided in accordance with 4.2.1.

7.	Annually: Seller will provide a schedule of submittals for items 3, 4, 5, and 8.

8.	Monthly: Seller to provide O’s and R’s for ongoing changes and all risk and opportunities with estimated values impacting the 777X Program.

Microsoft Excel 97-2003 Worksheet

9.	Integrated Master Schedule (IMS) Submission:
Fuselage: Seller will provide IMS Updates on the 1st and 3rd Tuesday of each month.

Propulsion: Seller will provide IMS updates weekly by COB Tuesday.

10.	Annual True-Up Validation Table

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit F: Non-Recurring Tooling Cost Submittal Form
(Will be mutually agreed to at a later date along with Exhibit A)

Exhibit F Tooling Cost Form Template

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit G: Fee Determining Board

Cadence: [*****]

Participants:
Fee Determining Executives: Boeing Program Leader, Seller Program Leader

Review Board Team and Area Owners:
Boeing and Seller IPT Leaders

Roles & responsibilities:

Boeing will review [*****] data and provide final approval of award fee

Seller will provide [*****] data with an award fee recommendation and support reviews

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit H: 777X Transition Plan

777-777X Planning Scenario 4.pdf

777 / 777X | [*****] CPI

FOR PLANNING PURPOSES ONLY
SUBJECT TO CHANGE

BCA Scenario 4 – Skyline (Rollout / Delivery)

[*****]

Distribution Limited to Internal & Suppliers with P.I.A

[*****]

Scenario 4 | Rollout for 777 / 777X

[*****]

Copyright © 2013 Boeing. All rights reserved.

BOEING PROPRIETARY - For Scenario Planning Only

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit I: 777X ATC Flow Diagram

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit J: 777X Baseline Requirements Structure

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
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Exhibit K: EDP Schedule

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

EXHIBIT M TO SBP AMENDMENT NO. 30
SBP ATTACHMENT 31
ANNUAL SHIPSET PRODUCTION RATE-BASED ADJUSTMENT

1.
This Attachment sets forth the methodology used to calculate the annual Shipset production rate-based adjustment for all Program Airplanes Products for the Pricing Period and any Interim Pricing Period as defined in SBP Attachment 1 Section 1. All Shipsets (excluding 767-2C) delivered by Seller to Boeing shall be used for determining total annual Shipset production rate quantities.

2.
If the total Shipset production quantities delivered is less than [*****]total Shipsets for any calendar year, Seller shall be entitled to compensation equal to [*****]per Shipset below [*****], multiplied by the total value of delivered Shipsets in the calendar year, calculated using the Prices identified in SBP Attachment 1 (excluding 767-2C pricing, SBP Attachment 1B SOW pricing, SBP Attachment 1D SOW pricing, and P-8 Fuselage pricing).

3.
Within [*****] of the end of each calendar year, the Parties will identify the Shipsets delivered in the prior year to determine total Shipset quantity. In the event Seller is entitled to compensation as defined above, Boeing shall issue a Purchase Order and issue payment in accordance with SBP Section 5.2.1.

4.	For clarity, this Annual Shipset Production Rate-Based Adjustment is not a Price adjustment. It is a mechanism for compensation to Seller if combined annual Shipset deliveries decrease below [*****].

Example:

1.	If Shipset production quantities delivered in a year (excluding 767-2C) is greater than or equal to [*****]in a calendar year, no additional compensation will be made.

Airplane Program	Annual Shipset Deliveries
737	[*****]
747	[*****]
767	[*****]
777	[*****]
Total	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 30

2.	If Shipset production quantities delivered (excluding 767-2C) is [*****]in a calendar year, the annual Shipset production rate based adjustment would be computed as follows:

a.	The annual value (i.e., the total value, using SBP Attachment 1 Prices, of delivered Shipsets in the calendar year) of the affected programs equals [*****].

b.	Compensation to Seller will be [*****].

Airplane Program	Annual Shipset Deliveries
737	[*****]
747	[*****]
767	[*****]
777	[*****]
Total	[*****]

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials: